Exhibit 99.1

Quarterly Financial Supplement

FOR THE PERIOD ENDED SEPTEMBER 30, 2018

S I T E

QUARTERLY FINANCIAL SUPPLEMENT FOR THE PERIOD ENDED SEPTEMBER 30, 2018 SITE

SITE Centers Corp.

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants at our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the termination of any joint venture arrangements or arrangements to manage real property; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions; any change in strategy; the success of our deleveraging strategy; our ability to maintain REIT status; and the finalization of the financial statements for the period ended September 30, 2018. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Form 10-K and Form 10-Q. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

For immediate release:

SITE CENTERS REPORTS THIRD QUARTER 2018 OPERATING RESULTS

BEACHWOOD, OHIO, October 24, 2018 – SITE Centers Corp. (NYSE: SITC), formerly known as DDR Corp. today announced operating results for the quarter ended September 30, 2018.

“Our third quarter results represent clear progress on achievement of the multi-year strategic plan we presented at investor day,” commented David R. Lukes, president and chief executive officer.  “Same store NOI and FFO per share were above our own expectations, and our quarterly leasing volumes should help us achieve our multi-year leasing goals.  We also made significant progress on the capital side of our strategic plan with continued advances of our redevelopment pipeline.”

Results for the Quarter

•

Third quarter net loss attributable to common shareholders was $17.3 million, or $0.09 per diluted share, as compared to net loss of $7.4 million, or $0.04 per diluted share, in the year ago-period. The year-over-year increase in net loss is primarily attributable to the dilutive impact of the spin-off transaction and lower gain on sale of real estate partially offset by lower interest expense and debt extinguishment costs.

•

Third quarter operating funds from operations attributable to common shareholders (“Operating FFO” or “OFFO”) was $61.0 million, or $0.33 per diluted share, compared to $111.2 million, or $0.60 per diluted share, in the year ago-period. The year-over-year decrease in OFFO is primarily attributable to the dilutive impact of the spin-off transaction partially offset by lower interest expense.

•

Changed the presentation of property management related expenses to reflect industry convention for the presentation of such costs.  The impact for the third quarter of 2018 and 2017 was $1.7 million and $3.0 million, respectively, which was reclassified from General and administrative expenses to Operating and maintenance expenses.  There is no impact to Net income, FFO or OFFO.

Significant Third Quarter Activity

•

On July 1, 2018, completed the previously announced spin-off of Retail Value Inc. (“RVI”), an independent company listed on the New York Stock Exchange under the ticker symbol RVI. RVI owned a portfolio of 48 assets that included 36 continental U.S. assets and all 12 of SITE’s previously owned Puerto Rico assets at the time of the spin-off.  SITE has retained a preferred stock investment of $190 million in RVI and will continue to manage the RVI assets.

•

Sold 11 shopping centers and land parcels for an aggregate sales price of $261.5 million, totaling $42.6 million at SITE’s share, including $21.7 million from the repayment of the Company’s preferred equity investment in its two joint ventures with Blackstone.

Key Quarterly Operating Results

•	Reported 2.2% same store net operating income growth on a pro rata basis for the quarter.
•

Generated new leasing spreads of 20.6% and renewal leasing spreads of 8.2%, both on a pro rata basis for the quarter, and new leasing spreads of 23.0% and renewal leasing spreads of 6.6%, both on a pro rata basis for the trailing twelve-month period.

•	Reported a leased rate of 92.7% at September 30, 2018 on a pro rata basis, compared to 93.4% at September 30, 2017.
•	Annualized base rent per occupied square foot on a pro rata basis was $17.47 at September 30, 2018, compared to $17.13 at September 30, 2017.

Guidance

There has been no change in the Company’s Operating FFO per share guidance since the update provided on October 9, 2018. The Company continues to estimate Operating FFO for the fourth quarter of 2018 to be at least $0.30 per diluted share and estimates Operating FFO for 2019 to be from $1.15 to $1.20 per diluted share.  Disposition fees from RVI are excluded from Operating FFO guidance.  The growth in SSNOI for the year ending December 31, 2018 is still estimated to be at least 1.5% and the growth in SSNOI for the year ending December 31, 2019 is estimated to range between 1% - 2%, both estimates excluding major redevelopment.

Reconciliations of Net Income Attributable to Common Shareholders to FFO and Operating FFO estimates:

	4Q2018E Per Share – Diluted	FY2019E Per Share – Diluted
Net income attributable to common shareholders	$0.03 – $0.07	$0.20 – $0.27
Depreciation and amortization of real estate	0.24 – 0.25	0.86 – 0.89
Equity in net (income) of JVs	(0.01) – (0.03)	(0.04) – (0.05)
JVs' FFO	0.03 – 0.04	0.10 – 0.12
FFO (NAREIT) and Operating FFO	at least $0.30	$1.15 – $1.20

Other key assumptions for 2019 guidance include:

FY2019E
RVI fee income	$24 - $26 million
Joint Venture fee income	$17 - $21 million
Interest income	$14 - $17 million
General & administrative expenses(1)	$63 million

(1)	Adjusted to reflect the reclassification of approximately $7 million of expense to Operating and maintenance expenses.

About SITE Centers Corp.

SITE is an owner and manager of open-air shopping centers that provide a highly-compelling shopping experience and merchandise mix for retail partners and consumers. The Company is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol SITC. Additional information about the Company is available at www.sitecenters.com.

Conference Call and Supplemental Information

The Company will hold its quarterly conference call today at 5:00 p.m. Eastern Time. To participate with access to the slide presentation, please visit the Investor Relations portion of SITE's website, ir.sitecenters.com, or for audio only, dial 888-317-6003 (U.S.), 866-284-3684 (Canada) or 412-317-6061 (international) using pass code 1026254 at least ten minutes prior to the scheduled start of the call. A replay of the conference call will also be available at ir.sitecenters.com for one year after the call. A copy of the Company’s Supplemental package is available on the Company’s website.

Non-GAAP Measures

Funds from Operations (“FFO”) is a supplemental non-GAAP financial measure used as a standard in the real estate industry and is a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that both FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property and related investments, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments and (iv) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company’s calculation of FFO is consistent with the definition of FFO provided by the

National Association of Investment Trusts (“NAREIT”). The Company calculates Operating FFO by excluding certain non-operating charges, income and gains. Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. Other real estate companies may calculate FFO and Operating FFO in a different manner.

In calculating the expected range for or amount of net (loss) income attributable to common shareholders to estimate projected FFO and Operating FFO for future periods, the Company does not include a projection of gain and losses from the disposition of real estate property, potential impairments and reserves of real estate property and related investments, hurricane-related activity, certain transaction costs or certain fee income.  Other real estate companies may calculate expected FFO and Operating FFO in a different manner.

The Company also uses net operating income (“NOI”), a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company presents NOI information herein on a same store basis or “SSNOI.” The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments. SSNOI also excludes activity associated with development and major redevelopment and includes assets owned in comparable periods (15 months for quarter comparisons).   SSNOI excludes all non-property and corporate level revenue and expenses. Other real estate companies may calculate NOI and SSNOI in a different manner. The Company believes SSNOI provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.

FFO, Operating FFO, NOI and SSNOI do not represent cash generated from operating activities in accordance with GAAP, are not necessarily indicative of cash available to fund cash needs and should not be considered as alternatives to net income computed in accordance with GAAP as indicators of the Company’s operating performance or as alternatives to cash flow as a measure of liquidity. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures are included in this release and the accompanying financial supplement.  Reconciliations of 2018 and 2019 SSNOI projected growth targets to the most directly comparable GAAP financial measure are not provided because the Company is unable to provide such reconciliations without unreasonable effort.

Safe Harbor

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants and our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the termination of any joint venture arrangements or arrangements to manage real property; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions; any change in strategy; the success of our deleveraging strategy; our ability to maintain REIT status; and the finalization of the financial statements for the period ended September 30, 2018. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Form 10-K and Form 10-Q. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

SITE Centers Corp.

Income Statement:  Consolidated Interests

	$ in thousands, except per share
		3Q18	3Q17	9M18	9M17
	Revenues (1):
	Minimum rents (2)	$92,159	$153,925	$380,724	$485,777
	Percentage rent	600	1,016	3,861	4,538
	Recoveries	31,951	51,368	133,863	164,477
	Other property revenues (3)	2,483	13,824	14,923	23,723
	Business interruption income	1,784	0	6,884	0
		128,977	220,133	540,255	678,515
	Expenses (4):
	Operating and maintenance	18,386	31,926	85,473	103,845
	Real estate taxes	21,211	30,618	83,712	98,691
		39,597	62,544	169,185	202,536

	Net operating income	89,380	157,589	371,070	475,979

	Other income (expense):
	Fee income (5)	15,118	7,291	30,424	25,517
	Interest income	5,055	6,807	15,412	22,365
	Interest expense	(26,962)	(46,296)	(115,915)	(147,031)
	Depreciation and amortization	(49,629)	(85,210)	(196,515)	(266,370)
	General and administrative (6)	(15,232)	(13,449)	(45,353)	(60,499)
	Other income (expense), net (7)	(1,454)	(64,340)	(99,316)	(65,298)
	Impairment charges	(19,890)	(10,284)	(68,394)	(60,353)
	Hurricane property and impairment loss (8)	157	(6,089)	(817)	(6,089)
	Loss before earnings from JVs and other	(3,457)	(53,981)	(109,404)	(81,779)

	Equity in net (loss) income of JVs	(2,920)	4,811	9,687	2,429
	(Reserve) adjustment of preferred equity interests	(2,201)	15,377	(4,537)	(60,623)
	Valuation allowance of prepaid tax asset	0	(8,777)	0	(8,777)
	Tax expense	(238)	(490)	(611)	(1,186)
	Gain on disposition of real estate, net	124	44,291	39,643	127,017
	Net (loss) income	(8,692)	1,231	(65,222)	(22,919)
	Non-controlling interests	(239)	(248)	(1,191)	(728)
	Net (loss) income SITE	(8,931)	983	(66,413)	(23,647)
	Preferred dividends	(8,382)	(8,383)	(25,148)	(20,376)
	Net loss Common Shareholders	($17,313)	($7,400)	($91,561)	($44,023)

	Weighted average shares – Basic & Diluted – EPS (9)	184,655	183,843	184,616	183,519

	Earnings per common share – Basic & Diluted (9)	($0.09)	($0.04)	($0.50)	($0.24)

	Revenue items:
(1)	Lost revenue related to hurricane	$0	($2,558)	($6,570)	($2,558)
(2)	Ground lease revenue	5,305	10,625	24,875	32,314
(3)	Lease termination fees	99	9,380	3,316	10,188

(4)	Operating expenses:
	Bad debt expense	(132)	(1,335)	(31)	(2,591)

(5)	Fee Income:
	JV and other fees	6,265	7,291	21,571	25,517
	RVI fees	7,231	0	7,231	0
	RVI disposition fees	1,622	0	1,622	0

(6)	General and administrative expenses:
	Separation charges	0	0	(4,641)	(16,552)
	Internal leasing expenses	(1,182)	(1,190)	(3,760)	(4,040)
	Construction administrative costs (capitalized)	1,120	1,681	3,682	5,899

SITE Centers Corp.

Income Statement:  Consolidated Interests

	$ in thousands
		3Q18	3Q17	9M18	9M17
(7)	Other income (expense), net
	Transaction and other expense, net	(1,421)	1,506	(40,883)	1,144
	Debt extinguishment costs, net	(33)	(65,846)	(58,433)	(66,442)
		(1,454)	(64,340)	(99,316)	(65,298)

(8)	Hurricane property and impairment loss
	Impairment charge (property damage deductible)	0	(5,100)	0	(5,100)
	Clean up costs and other expenses	157	(989)	(817)	(989)
		157	(6,089)	(817)	(6,089)

(9)	Prior periods presented have been adjusted to reflect the Company's one-for-two reverse stock split.

SITE Centers Corp.

Reconciliation:  Net (Loss) Income to FFO and Operating FFO

and Other Financial Information

	$ in thousands, except per share
		3Q18	3Q17	9M18	9M17
	Net loss attributable to Common Shareholders	($17,313)	($7,400)	($91,561)	($44,023)
	Depreciation and amortization of real estate	48,242	81,064	191,997	258,137
	Equity in net loss (income) of JVs	2,920	(4,811)	(9,687)	(2,429)
	JVs' FFO	7,060	8,268	20,871	21,062
	Non-controlling interests	28	76	587	227
	Impairment of depreciable real estate (1)	19,890	13,620	68,394	54,603
	Gain on disposition of depreciable real estate, net	(124)	(44,477)	(38,809)	(125,900)
	FFO attributable to Common Shareholders	$60,703	$46,340	$141,792	$161,677
	RVI disposition fees	(1,622)	0	(1,622)	0
	Reserve (adjustment) of preferred equity interests	2,201	(15,377)	4,537	60,623
	Hurricane property (income) loss, net (2)	(1,941)	3,616	504	3,616
	Impairment charges – non-depreciable assets	0	1,764	0	10,850
	Separation charges	0	0	4,641	16,552
	Debt extinguishment, transaction, other, net	1,475	65,835	99,337	66,782
	Joint ventures - debt extinguishment, transaction, other	187	95	890	778
	Valuation allowance of Puerto Rico prepaid tax asset	0	8,777	0	8,777
	Loss (gain) on disposition of non-depreciable real estate, net	0	186	(834)	(1,117)
	Total non-operating items, net	300	64,896	107,453	166,861
	Operating FFO attributable to Common Shareholders	$61,003	$111,236	$249,245	$328,538

	Weighted average shares & units – Basic: FFO & OFFO (3)	184,803	184,080	184,775	183,772
	Assumed conversion of dilutive securities (3)	9	18	8	28
	Weighted average shares & units – Diluted: FFO & OFFO (3)	184,812	184,098	184,783	183,800

	FFO per share – Basic & Diluted (3)	$0.33	$0.25	$0.77	$0.88
	Operating FFO per share – Basic & Diluted (3)	$0.33	$0.60	$1.35	$1.79
	Common stock dividends declared, per share (3)	$0.20	$0.38	$0.96	$1.14

	Capital expenditures (SITE share):
	Development and redevelopment costs	11,543	13,005	45,060	32,525
	Maintenance capital expenditures	4,176	5,841	7,746	9,865
	Tenant allowances and landlord work	5,219	12,897	25,097	42,079
	Leasing commissions	861	877	2,701	2,600

(1)	Impairment charges:
	Hurricane impairment charge (property damage deductible)	0	5,100	0	5,100
	Impairment charge on RVI portfolio held for sale (pre-spin)	14,110	0	14,110	0
	Impairment charge on shopping centers marketed for sale	5,780	8,520	54,284	49,503
		19,890	13,620	68,394	54,603

(2)	Hurricane property (income) loss, net (SITE Share):
	Lost tenant revenue	0	2,571	6,570	2,571
	Business interruption income	(1,784)	0	(6,884)	0
	Clean up costs and other expenses, net	(157)	1,045	818	1,045
		(1,941)	3,616	504	3,616

(3)	Prior periods presented have been adjusted to reflect the Company's one-for-two reverse stock split.

SITE Centers Corp.

Certain Non-Cash Items (SITE share)

$ in thousands
	3Q18	3Q17	9M18	9M17
Straight-line rent, net	$206	($864)	$109	($207)
Amortization of (above)/below-market rent, net	1,112	2,369	1,638	10,603
Straight-line ground rent (expense) income	(37)	(53)	(113)	162
Debt fair value and loan cost amortization	(1,133)	(1,096)	(6,407)	(3,221)
Capitalized interest expense	268	529	936	1,405
Stock compensation expense	(1,437)	(1,561)	(4,521)	(5,053)
Non-real estate depreciation expense	(1,341)	(4,101)	(4,389)	(8,043)
Non-cash interest income	0	0	0	1,283

SITE Centers Corp.

Balance Sheet:  Consolidated Interests

	$ in thousands
		At Period End
		3Q18	4Q17
	Assets:
	Land	$970,008	$1,738,792
	Buildings	3,634,232	5,733,451
	Fixtures and tenant improvements	508,270	693,280
		5,112,510	8,165,523
	Depreciation	(1,284,446)	(1,953,479)
		3,828,064	6,212,044
	Construction in progress and land	58,717	82,480
	Real estate, net	3,886,781	6,294,524

	Investments in and advances to JVs	83,792	106,037
	Investment in and advances to affiliate (1)	226,469	0
	Receivable – preferred equity interests, net	204,078	277,776
	Cash	11,446	92,611
	Restricted cash	1,827	2,113
	Notes receivable, net	19,670	19,675
	Receivables, net (2)	74,253	108,695
	Property insurance receivable	0	58,583
	Intangible assets, net	88,752	182,407
	Other assets, net	23,024	27,652
	Total Assets	4,620,092	7,170,073

	Liabilities and Equity:
	Revolving credit facilities	105,000	0
	Unsecured debt	1,896,458	2,810,100
	Unsecured term loan	198,540	398,130
	Secured debt	185,004	641,082
		2,385,002	3,849,312
	Dividends payable	45,406	78,549
	Other liabilities (3)	214,693	344,774
	Total Liabilities	2,645,101	4,272,635

	Preferred shares	525,000	525,000
	Common shares	18,467	18,426
	Paid-in capital	5,542,949	5,531,249
	Distributions in excess of net income	(4,115,736)	(3,183,134)
	Deferred compensation	8,474	8,777
	Other comprehensive income	(1,093)	(1,106)
	Common shares in treasury at cost	(8,054)	(8,280)
	Non-controlling interests	4,984	6,506
	Total Equity	1,974,991	2,897,438

	Total Liabilities and Equity	$4,620,092	$7,170,073

(1)	Preferred investment in RVI	$190,000	$0
	Receivable from RVI	36,469	0
		226,469	0

(2)	Straight-line rents receivable, net	35,575	59,439

(3)	Below-market leases, net	61,358	127,513

SITE Centers Corp.

Reconciliation of Net Income (Loss) Attributable to SITE to Same Store NOI (1)

$ in thousands
			At SITE Share (Non-GAAP)
	3Q18	3Q17	3Q18	3Q17
GAAP Reconciliation:
Net (loss) income attributable to SITE	($8,931)	$983	($8,931)	$983
Fee income	(15,118)	(7,291)	(15,118)	(7,291)
Interest income	(5,055)	(6,807)	(5,055)	(6,807)
Interest expense	26,962	46,296	26,962	46,296
Depreciation and amortization	49,629	85,210	49,629	85,210
General and administrative	15,232	13,449	15,232	13,449
Other expense, net	1,454	64,340	1,454	64,340
Impairment charges	19,890	10,284	19,890	10,284
Hurricane property and impairment loss	(157)	6,089	(157)	6,089
Equity in net loss (income) of joint ventures	2,920	(4,811)	2,920	(4,811)
Reserve (adjustment) of preferred equity interests	2,201	(15,377)	2,201	(15,377)
Valuation allowance of prepaid tax asset	0	8,777	0	8,777
Tax expense	238	490	238	490
Gain on disposition of real estate	(124)	(44,291)	(124)	(44,291)
Income from non-controlling interests	239	248	239	248
Consolidated NOI	89,380	157,589	89,380	157,589
SITE's consolidated JV	0	0	(404)	(381)
Consolidated NOI, net of non-controlling interests	89,380	157,589	88,976	157,208

Net (loss) income from unconsolidated joint ventures	(50,859)	36,080	(7,735)	3,733
Interest expense	23,126	24,276	3,689	3,675
Depreciation and amortization	34,332	45,291	4,766	5,518
Impairment charges	87,880	2,160	13,182	432
Preferred share expense	6,249	8,307	313	416
Other expense, net	5,460	6,577	962	892
Gain on disposition of real estate, net	(32,548)	(31,740)	(3,313)	(1,572)
Unconsolidated NOI	73,640	90,951	11,864	13,094

Total Consolidated + Unconsolidated NOI	163,020	248,540	100,840	170,302
Less: Non-Same Store NOI adjustments	(13,987)	(101,258)	(8,435)	(79,913)
Total SSNOI	$149,033	$147,282	$92,405	$90,389

SSNOI % Change	1.2%		2.2%

(1) Excludes major redevelopment activity; see Investments section for additional detail. See calculation definition in the Non-GAAP Measures section.

SITE Centers Corp.

Portfolio Summary

GLA in thousands
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Shopping Center Count
Operating Centers - 100%	182	193	208	223	236
Wholly Owned	78	78	82	86	93
JV Portfolio	104	115	126	137	143

Gross Leasable Area (GLA)
Owned and Ground Lease - Pro Rata Share	26,632	26,763	27,529	28,643	30,563
Wholly Owned	22,867	22,884	23,535	24,476	26,279
JV Portfolio - Pro Rata Share	3,765	3,879	3,994	4,167	4,284
Unowned - 100%	16,578	17,973	19,847	20,994	22,351

Quarterly Operational Overview
Pro Rata Share
Base Rent PSF	$17.47	$17.36	$17.16	$17.20	$17.13
Base Rent PSF < 10K	$27.23	$27.31	$26.68	$26.86	$26.78
Base Rent PSF > 10K	$14.74	$14.68	$14.54	$14.51	$14.43
Commenced Rate	90.6%	91.0%	91.3%	91.4%	91.7%
Leased Rate	92.7%	93.1%	93.6%	93.5%	93.4%
Leased Rate < 10K SF	90.3%	90.2%	89.7%	89.7%	88.3%
Leased Rate > 10K SF	93.4%	94.0%	94.7%	94.7%	94.9%

Wholly Owned SITE
Base Rent PSF	$17.83	$17.72	$17.52	$17.41	$17.34
Leased Rate	92.6%	93.2%	93.6%	93.5%	93.4%
Leased Rate < 10K SF	91.0%	91.2%	90.7%	90.3%	88.7%
Leased Rate > 10K SF	93.0%	93.7%	94.5%	94.4%	94.8%

Joint Venture at Pro Rata Share
Base Rent PSF	$15.29	$15.23	$15.02	$14.93	$14.81
Leased Rate	93.0%	92.8%	93.3%	93.6%	93.3%
Leased Rate < 10K SF	86.5%	85.3%	85.4%	86.3%	86.1%
Leased Rate > 10K SF	95.4%	95.6%	96.2%	96.4%	96.0%

Operational Statistics
% of Aggregate Property NOI - Wholly Owned	87.7%	87.3%	87.0%	86.4%	N/A
% of Aggregate Property NOI - Joint Venture – Pro Rata Share	12.3%	12.7%	13.0%	13.6%	N/A

SITE SS NOI at share	2.2%	1.4%	2.6%	0.8%	N/A

TTM Total Leasing - at pro rata share (GLA in 000's)	3,942	3,501	3,289	3,648	4,570
TTM Blended New and Renewal Rent Spreads - at pro rata share	8.7%	8.4%	8.9%	8.4%	7.9%

Note: Prior periods have been adjusted to only reflect SITE property and tenant statistics; RVI information for all periods prior to 7/1/18 has been removed.

SITE Centers Corp.

Capital Structure

$, shares and units in thousands, except per share
	September 30, 2018	December 31, 2017	December 31, 2016
Capital Structure
Market Value Per Share	$13.39	$17.92	$30.54

Common Shares Outstanding	184,669	184,237	183,132
Operating Partnership Units	141	186	199
Total Outstanding Common Shares	184,810	184,423	183,331

Common Shares Equity	$2,474,603	$3,304,857	$5,598,939

Perpetual Preferred Stock - Class J	200,000	200,000	200,000
Perpetual Preferred Stock - Class K	150,000	150,000	150,000
Perpetual Preferred Stock - Class A	175,000	175,000	0
Total Perpetual Preferred Stock	$525,000	$525,000	$350,000

Unsecured Credit Facilities	105,000	0	0
Unsecured Term Loan	200,000	400,000	400,000
Unsecured Notes Payable	1,907,397	2,827,052	2,927,185
Mortgage Debt (includes JVs at SITE share)	480,258	988,740	1,382,483
Total Debt (includes JVs at SITE share)	2,692,655	4,215,792	4,709,668
Less: Cash (including restricted cash)	13,273	94,724	39,225
Net Debt	$2,679,382	$4,121,068	$4,670,443

Total Market Capitalization	$5,678,985	$7,950,925	$10,619,382

Leverage / Public Debt Covenants
Consolidated Net Effective Debt	2,373,591	3,763,739	4,457,227
Consolidated Adjusted EBITDA - annualized	397,580	622,576	683,852
Consolidated Net Debt / Adjusted EBITDA (1)	6.0X	6.0X	6.5X

Pro-Rata Net Effective Debt	2,667,393	4,102,455	4,863,392
Pro-Rata Adjusted EBITDA - annualized	412,432	637,736	705,480
Pro-Rata Net Debt / Adjusted EBITDA (1)	6.5X	6.4X	6.9X

Outstanding Debt & Obligations	2,412,206	3,884,947	4,533,536
Undepreciated Real Estate Assets	5,685,567	8,631,815	9,698,190
Total Debt to Real Estate Assets Ratio	42%	45%	47%
Covenant	65%	65%	65%

Secured Debt & Obligations	183,560	640,553	1,183,277
Total Assets	5,898,238	9,115,651	10,188,963
Secured Debt to Assets Ratio	3%	7%	12%
Covenant	40%	40%	40%

Unencumbered Real Estate Assets	4,755,445	6,973,787	7,066,505
Unsecured Debt & Obligations	2,228,646	3,244,394	3,350,259
Unencumbered Assets to Unsecured Debt	213%	215%	211%
Covenant	135%	135%	135%

Net Income Available for Debt Service	442,894	560,295	692,499
Maximum Annual Service Charge	169,095	217,754	257,057
Fixed Charge Coverage Ratio	2.6X	2.6X	2.7X
Covenant	1.5X	1.5X	1.5X
Net Income Available for Debt Service Excluding Other Expenses (2)	516,336	623,575	692,982
Fixed Charge Coverage Ratio Excluding Other Expenses (2)	3.1X	2.9X	2.7X

Credit Ratings (Outlook)
Moody's	Baa3 (Stable)	Baa3 (Stable)	Baa2 (Stable)
S&P	BBB- (Stable)	BBB- (Stable)	BBB- (Stable)
Fitch	BBB (Stable)	BBB- (Positive)	BBB- (Stable)

(1) Excludes Perpetual Preferred Stock. See definition in the Non-GAAP Measures section.
(2) Other Expenses include Debt Extinguishment Costs and RVI transaction costs.

SITE Centers Corp.

Same Store Metrics (1)

$ in thousands

	Same Store at 100%			Same Store at SITE Share
SITE at share	3Q18	3Q17	Change	3Q18	3Q17	Change

Leased Rate	93.4%	93.0%	0.4%	93.7%	93.3%	0.4%
Commenced Rate	91.6%	91.4%	0.2%	91.9%	91.4%	0.5%

Revenues:
Base Rents	$155,402	$153,423	1.3%	$95,506	$93,558	2.1%
Recoveries	51,285	49,323	4.0%	32,498	30,498	6.6%
Other	2,432	2,317	5.0%	1,515	1,429	6.0%
	209,119	205,063	2.0%	129,519	125,485	3.2%
Expenses:
Operating	(25,832)	(25,344)	1.9%	(15,354)	(14,880)	3.2%
Real Estate Taxes	(33,679)	(32,250)	4.4%	(21,538)	(20,219)	6.5%
Bad Debt Expense	(575)	(187)	207.5%	(222)	3	NM
	(60,086)	(57,781)	4.0%	(37,114)	(35,096)	5.7%
Total SSNOI	$149,033	$147,282	1.2%	$92,405	$90,389	2.2%

Non-Same Store NOI (2)	13,987	101,258		8,435	79,913
Total Consolidated + Unconsolidated NOI	$163,020	$248,540		$100,840	$170,302

SSNOI Operating Margin	71.3%	71.8%		71.3%	72.0%
SSNOI Recovery Rate	86.2%	85.6%		88.1%	86.9%

$ in thousands

	YTD Same Store at 100%			YTD Same Store at SITE Share
YTD SITE at share	9M18	9M17	Change	9M18	9M17	Change

Leased Rate	93.4%	93.0%	0.4%	93.7%	93.3%	0.4%
Commenced Rate	91.6%	91.4%	0.2%	91.9%	91.4%	0.5%

Revenues:
Base Rents	$462,323	$457,585	1.0%	$283,018	$278,180	1.7%
Recoveries	$153,223	$150,715	1.7%	$95,576	$93,859	1.8%
Other	$6,222	$6,037	3.1%	$3,706	$3,698	0.2%
	621,768	614,337	1.2%	382,300	375,737	1.7%
Expenses:
Operating	($80,794)	($79,476)	1.7%	($47,796)	($46,981)	1.7%
Real Estate Taxes	($99,649)	($98,744)	0.9%	($63,098)	($62,624)	0.8%
Bad Debt Expense	($1,693)	($986)	71.7%	($823)	($504)	63.3%
	(182,136)	(179,206)	1.6%	(111,717)	(110,109)	1.5%
Total SSNOI	$439,632	$435,131	1.0%	$270,583	$265,628	1.9%

Non-Same Store NOI (2)	160,667	311,016		135,334	247,845
Total Consolidated + Unconsolidated NOI	$600,299	$746,147		$405,917	$513,473

SSNOI Operating Margin	70.7%	70.8%		70.8%	70.7%
SSNOI Recovery Rate	84.9%	84.6%		86.2%	85.6%

(1) See calculation definition in the Non-GAAP Measures section.
(2) See Investments section for detail on major redevelopment activity. Represents 8.4% of 3Q18 and 33.3% of 9M18 total NOI at SITE share.

SITE Centers Corp.

Leasing Summary

At pro rata share except for count

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
3Q18	28	46,364	$27.39	$22.72	20.6%	7.6	63	272,199	$24.65	13.5
2Q18	26	108,903	$17.14	$13.74	24.7%	6.8	58	321,448	$18.23	9.2
1Q18	33	57,075	$24.73	$20.40	21.2%	7.7	57	172,133	$19.32	8.7
4Q17	34	153,972	$21.79	$17.59	23.9%	9.6	77	253,180	$20.79	9.6
	121	366,314	$21.57	$17.53	23.0%	8.3	255	1,018,960	$20.77	10.6

Renewals
3Q18	164	1,080,853	$16.86	$15.58	8.2%	6.1	164	1,080,853	$16.86	6.1
2Q18	155	833,334	$15.58	$14.74	5.7%	5.2	155	833,334	$15.58	5.2
1Q18	127	458,232	$15.87	$14.92	6.4%	5.2	127	458,232	$15.87	5.2
4Q17	150	550,204	$17.98	$17.07	5.3%	4.9	150	550,204	$17.98	4.9
	596	2,922,623	$16.55	$15.52	6.6%	5.5	596	2,922,623	$16.55	5.5

New + Renewals
3Q18	192	1,127,217	$17.29	$15.87	8.9%	6.2	227	1,353,052	$18.43	8.1
2Q18	181	942,237	$15.76	$14.62	7.8%	5.4	213	1,154,782	$16.32	6.4
1Q18	160	515,307	$16.85	$15.52	8.6%	5.6	184	630,365	$16.81	6.3
4Q17	184	704,176	$18.81	$17.18	9.5%	6.1	227	803,384	$18.86	6.5
	717	3,288,937	$17.11	$15.74	8.7%	5.9	851	3,941,583	$17.64	7.0

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg	% of GLA
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)	>10K SF	<10K SF
New Leases (1)
3Q18	143,178	$21.58	$3.76	$2.31	$0.54	$6.61	$14.97	8.3	47.9%	52.1%
2Q18	281,551	$19.02	$1.26	$6.99	$0.47	$8.72	$10.30	8.7	70.4%	29.6%
1Q18	165,091	$20.39	$1.59	$3.30	$0.57	$5.46	$14.93	8.6	66.7%	33.3%
4Q17	235,815	$21.56	$1.88	$1.62	$0.42	$3.92	$17.64	9.6	69.4%	30.6%
	825,635	$20.46	$1.92	$3.85	$0.48	$6.25	$14.21	8.9	65.5%	34.5%

Renewals
3Q18	1,080,853	$17.19	$0.76	$0.01	$0.00	$0.77	$16.42	6.1	84.2%	15.8%
2Q18	833,334	$15.78	$0.08	$0.00	$0.00	$0.08	$15.70	5.2	80.0%	20.0%
1Q18	458,232	$16.03	$0.04	$0.00	$0.00	$0.04	$15.99	5.2	73.2%	26.8%
4Q17	550,204	$18.13	$0.04	$0.01	$0.00	$0.05	$18.08	4.9	71.6%	28.4%
	2,922,623	$16.78	$0.35	$0.00	$0.00	$0.35	$16.43	5.5	78.9%	21.1%

New + Renewals
3Q18	1,224,031	$17.70	$1.21	$0.36	$0.08	$1.65	$16.05	6.4	80.0%	20.0%
2Q18	1,114,885	$16.60	$0.50	$2.48	$0.17	$3.15	$13.45	6.2	77.6%	22.4%
1Q18	623,323	$17.19	$0.60	$1.20	$0.21	$2.01	$15.18	6.3	71.5%	28.5%
4Q17	786,019	$19.16	$0.86	$0.73	$0.19	$1.78	$17.38	6.4	70.9%	29.1%
	3,748,258	$17.59	$0.83	$1.19	$0.15	$2.17	$15.42	6.3	75.9%	24.1%

(1) New Leases exclude development and redevelopment activity.

SITE Centers Corp.

Top 50 Tenants

$ and GLA in thousands
		Number of Units			Base Rent			Owned GLA			Credit Ratings
	Tenant	WO	JV	Total	Pro Rata	% of Total	At 100%	Pro Rata	% of Total	At 100%	(S&P/Moody's/Fitch)
1	TJX Companies (1)	49	27	76	$21,390	5.3%	$29,006	1,630	6.1%	2,332	A+/A2/NR
2	Bed Bath & Beyond (2)	31	24	55	13,717	3.4%	21,348	986	3.7%	1,565	BBB-/Baa2/NR
3	Dick's Sporting Goods (3)	15	15	30	11,763	2.9%	19,628	771	2.9%	1,468	NR
4	PetSmart	27	22	49	10,894	2.7%	16,845	666	2.5%	1,081	CCC/Caa1/NR
5	AMC Theatres	6	5	11	10,685	2.6%	16,850	554	2.1%	845	B/B2/B
6	Best Buy	12	10	22	8,857	2.2%	14,543	557	2.1%	904	BBB/Baa1/BBB
7	Michaels	23	20	43	8,738	2.2%	13,282	624	2.3%	1,022	BB-/NR/NR
8	Ross Stores (4)	20	29	49	8,417	2.1%	15,968	726	2.7%	1,449	A-/A3/NR
9	Gap (5)	23	18	41	7,901	2.0%	11,398	438	1.6%	669	BB+/Baa2/NR
10	Kohl's	9	9	18	7,589	1.9%	12,900	908	3.4%	1,571	BBB-/Baa2/BBB
11	Ulta	26	17	43	7,337	1.8%	10,751	298	1.1%	457	NR
12	Barnes & Noble	11	7	18	6,623	1.6%	9,252	311	1.2%	452	NR
13	Nordstrom Rack	9	2	11	6,229	1.5%	7,454	333	1.3%	397	BBB+/Baa1/BBB+
14	Kroger (6)	5	9	14	5,918	1.5%	8,944	423	1.6%	819	BBB/Baa1/NR
15	Petco	17	7	24	5,135	1.3%	6,647	251	0.9%	330	CCC+/B3/NR
16	Whole Foods	3	2	5	4,895	1.2%	5,636	208	0.8%	259	A+/Baa1/NR
17	Ascena (7)	31	17	48	4,438	1.1%	6,164	207	0.8%	294	B/Ba3/NR
18	Jo-Ann	12	8	20	4,294	1.1%	6,275	394	1.5%	606	B/B2/NR
19	Office Depot (8)	13	11	24	4,233	1.0%	7,171	316	1.2%	512	B/B1/NR
20	DSW	11	8	19	4,204	1.0%	6,103	257	1.0%	402	NR
21	Five Below	22	18	40	4,149	1.0%	6,310	219	0.8%	345	NR
22	Burlington	5	5	10	4,034	1.0%	6,587	321	1.2%	623	BB/NR/NR
23	Pier 1 Imports	13	12	25	3,962	1.0%	5,979	163	0.6%	261	NR/Caa1/NR
24	Mattress Firm	24	14	38	3,871	1.0%	5,513	124	0.5%	187	NR
25	LA Fitness	5	1	6	3,716	0.9%	4,003	229	0.9%	257	NR
26	Lowe's	4	1	5	3,604	0.9%	4,375	550	2.1%	662	A-/A3/NR
27	Home Depot	4	3	7	3,527	0.9%	5,002	455	1.7%	813	A/A2/A
28	Party City	13	13	26	3,346	0.8%	5,760	180	0.7%	334	NR
29	Staples	8	12	20	3,331	0.8%	5,918	220	0.8%	410	B+/B1/NR
30	Cinemark	2	3	5	3,175	0.8%	5,049	209	0.8%	326	BB/NR/NR
31	Regal Cinemas	3	1	4	3,127	0.8%	5,227	150	0.6%	220	NR
32	Dollar Tree Stores	18	23	41	2,744	0.7%	5,024	225	0.8%	417	BBB-/Baa3/NR
33	AT&T	21	17	38	2,614	0.6%	3,753	70	0.3%	111	BBB/Baa2/A-
34	Publix	2	21	23	2,542	0.6%	9,999	296	1.1%	1,109	NR
35	Hobby Lobby	5	4	9	2,536	0.6%	4,072	295	1.1%	465	NR
36	Carter's Childrenswear	20	10	30	2,486	0.6%	3,200	92	0.3%	122	BB+/NR/NR
37	Famous Footwear	12	8	20	2,426	0.6%	3,323	117	0.4%	162	BB/Ba2/BB+
38	Giant Eagle	2	2	4	2,378	0.6%	4,247	203	0.8%	369	NR
39	Tailored Brands (9)	14	7	21	2,257	0.6%	3,153	82	0.3%	129	B+/NR/NR
40	24 Hour Fitness	3	1	4	2,243	0.6%	3,863	105	0.4%	189	B/NR/NR
41	Macy's (10)	4	0	4	2,224	0.6%	2,224	183	0.7%	183	BBB-/Baa1/BBB
42	Total Wine & More	4	4	8	2,140	0.5%	3,252	104	0.4%	163	NR
43	Ahold Delhaize	2	5	7	2,095	0.5%	5,627	142	0.5%	385	BBB/Baa1/BBB
44	Panera	11	9	20	1,846	0.5%	2,868	61	0.2%	98	NR
45	Target	2	2	4	1,840	0.5%	2,369	369	1.4%	563	A/A2/A-
46	Stein Mart	5	6	11	1,789	0.4%	3,070	229	0.9%	373	NR
47	Fresh Market	4	1	5	1,676	0.4%	1,878	100	0.4%	115	CCC/Caa2/NR
48	Verizon	13	8	21	1,658	0.4%	2,217	44	0.2%	62	BBB+/Baa1/A-
49	Kirkland's	9	5	14	1,648	0.4%	2,037	84	0.3%	111	NR
50	Signet Jewelers (11)	12	4	16	1,623	0.4%	1,869	44	0.2%	52	BB+/NR/BB
	Top 50 Total	619	487	1,106	$243,864	60.4%	$373,933	16,523	62.0%	27,050
	Total Portfolio				$403,599	100.0%	$642,092	26,632	100.0%	45,241

(1) T.J. Maxx (22) / Marshalls (31) / HomeGoods (18) / Sierra Trading (3) / HomeSense (1) / Combo Store (1)							(6) Kroger (9) / Harris Teeter (3) / King Soopers (1) / Mariano's (1)
(2) Bed Bath (29) / World Market (16) / buybuy Baby (9) / CTS (1)							(7) Ann Taylor (3)/ Catherine's (3) /Dress Barn (15) /Justice (13) /Lane Bryant (11) /Maurice's (3)
(3) Dick's Sporting Goods (27) / Golf Galaxy (3)							(8) Office Depot (12) / OfficeMax (12)
(4) Ross Dress For Less (47) / dd's Discounts (2)							(9) Men's Wearhouse (13) / Jos. A. Bank (7) / K&G Fashion Superstore (1)
(5) Gap (3) / Old Navy (36) / Banana Republic (2)							(10) Macy's Furniture Gallery (3) / Bloomingdale's The Outlet (1)
							(11) Kay Jewelers (10) / Jared (4) / Zales (2)

SITE Centers Corp.

Lease Expirations

At pro rata share except for count; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	1	16	$107	$6.69	0.0%	55	90	$2,024	$22.49	1.6%	56	106	$2,131	$20.10	0.6%
2018	6	126	1,364	$10.83	0.5%	77	119	3,205	$26.93	2.5%	83	245	4,569	$18.65	1.2%
2019	79	1,524	18,126	$11.89	7.3%	413	579	15,545	$26.85	12.0%	492	2,103	33,671	$16.01	8.9%
2020	109	1,811	26,771	$14.78	10.7%	425	625	16,215	$25.94	12.5%	534	2,436	42,986	$17.65	11.4%
2021	146	2,407	33,093	$13.75	13.3%	453	664	17,511	$26.37	13.5%	599	3,071	50,604	$16.48	13.4%
2022	154	2,738	39,302	$14.35	15.8%	437	709	19,661	$27.73	15.2%	591	3,447	58,963	$17.11	15.6%
2023	163	2,904	40,943	$14.10	16.4%	398	711	19,375	$27.25	15.0%	561	3,615	60,318	$16.69	15.9%
2024	110	1,869	25,000	$13.38	10.0%	176	376	9,666	$25.71	7.5%	286	2,245	34,666	$15.44	9.2%
2025	46	888	14,899	$16.78	6.0%	106	211	5,995	$28.41	4.6%	152	1,099	20,894	$19.01	5.5%
2026	45	653	9,940	$15.22	4.0%	95	267	8,025	$30.06	6.2%	140	920	17,965	$19.53	4.7%
2027	41	711	13,462	$18.93	5.4%	91	199	5,876	$29.53	4.5%	132	910	19,338	$21.25	5.1%
Thereafter	68	1,536	26,342	$17.15	10.6%	98	218	6,275	$28.78	4.9%	166	1,754	32,617	$18.60	8.6%
Total	968	17,183	$249,349	$14.51	100.0%	2,824	4,768	$129,373	$27.13	100.0%	3,792	21,951	$378,722	$17.25	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	$0	$0.00	0.0%	47	74	$1,727	$23.34	1.3%	47	74	$1,727	$23.34	0.5%
2018	1	20	168	$8.40	0.1%	52	78	2,073	$26.58	1.6%	53	98	2,241	$22.87	0.6%
2019	18	225	2,788	$12.39	1.1%	257	346	9,357	$27.04	7.2%	275	571	12,145	$21.27	3.2%
2020	19	285	3,806	$13.35	1.5%	238	324	8,733	$26.95	6.8%	257	609	12,539	$20.59	3.3%
2021	20	199	3,813	$19.16	1.5%	274	337	9,158	$27.18	7.1%	294	536	12,971	$24.20	3.4%
2022	24	299	5,333	$17.84	2.1%	229	310	8,533	$27.53	6.6%	253	609	13,866	$22.77	3.7%
2023	17	158	3,470	$21.96	1.4%	253	361	9,688	$26.84	7.5%	270	519	13,158	$25.35	3.5%
2024	18	234	3,331	$14.24	1.3%	184	262	7,641	$29.16	5.9%	202	496	10,972	$22.12	2.9%
2025	22	238	3,542	$14.88	1.4%	156	235	6,514	$27.72	5.0%	178	473	10,056	$21.26	2.7%
2026	23	262	5,232	$19.97	2.1%	141	244	6,968	$28.56	5.4%	164	506	12,200	$24.11	3.2%
2027	24	402	6,308	$15.69	2.5%	174	269	8,311	$30.90	6.4%	198	671	14,619	$21.79	3.9%
Thereafter	782	14,861	211,558	$14.24	84.8%	819	1,928	50,670	$26.28	39.2%	1,601	16,789	262,228	$15.62	69.2%
Total	968	17,183	$249,349	$14.51	100.0%	2,824	4,768	$129,373	$27.13	100.0%	3,792	21,951	$378,722	$17.25	100.0%

Note: Excludes ground leases

SITE Centers Corp.

Redevelopments

$ in thousands
	SITE Own %	Project Yield	Est. Total Net Cost	Cost Incurred To Date	Est. Remain Costs	Placed In Service	CIP (1)	Initial Occupancy	Est. Stabilized Quarter	Key Tenants

Consolidated Summary

Redevelopments – Major (2)		8%	$149,433	$57,171	$92,262	$38,665	$14,257
Redevelopments – Tactical (3)		9%	57,458	34,924	22,534	28,027	6,897
Other (4)		N/A	N/A	18,140	0	0	18,140
Undeveloped land (5)		N/A	N/A	19,423	0	0	19,423
			$206,891	$129,658	$114,796	$66,692	$58,717

Redevelopments – Major

Lee Vista Promenade (Orlando, FL)	100%		$39,241	$30,157	$9,084	$27,123	$3,034	1Q18	1Q19	Academy Sports, Bealls

West Bay Plaza (Phase I) (Cleveland, OH)	100%		26,636	19,629	7,007	11,542	8,087	3Q18	3Q19	Fresh Thyme, Kirklands, Pet Supplies Plus, Ulta, HomeSense

The Collection at Brandon Boulevard (Tampa, FL)	100%		27,732	4,305	23,427	0	806	4Q19	4Q20	Lucky's, Bealls

1000 Van Ness (San Francisco, CA)	100%		4,810	0	4,810	0	0	1Q20	1Q20	CGV Cinemas

Nassau Park Pavilion (Princeton, NJ)	100%		12,199	74	12,125	0	74	1Q20	3Q20

Shoppers World (Boston, MA)	100%		20,426	1,568	18,858	0	1,568	TBD	TBD

Sandy Plains Village (Atlanta, GA)	100%		8,556	1,021	7,535	0	271	TBD	TBD

Perimeter Pointe (Atlanta, GA)	100%		9,833	417	9,416	0	417	TBD	TBD

			$149,433	$57,171	$92,262	$38,665	$14,257

(1) Balance is in addition to SITE's pro rata share of joint venture CIP of $6 million.
(2) Non-stabilized portion of projects excluded from same store NOI. Includes large-scale shopping center expansion and repurposing projects.
(3) Projects included in same store NOI. Includes outparcels, first generation space and small-scale shopping center expansions and other capital improvements.
(4) Includes predevelopment and retenanting expenditures.
(5) Balance is in addition to owned land adjacent to existing centers with an estimated value of $18 million and cost basis of the headquarters (non-income producing) of $41 million.

SITE Centers Corp.

Dispositions

$ and GLA in thousands
			SITE	Owned	At 100%		At SITE Share
	Property Name	City, State	Own %	GLA	Price	Debt	Price	Debt
01/09/18	Indian Lakes Crossing (BRE DDR Retail Holdings III)	Virginia Beach, VA	5.0%	71	$14,700	$7,178	$735	$359
01/18/18	Fortuna Center Plaza	Dumfries, VA	100.0%	105	20,225	0	20,225	0
02/07/18	Meridian Crossroads	Meridian, ID	100.0%	527	78,700	0	78,700	0
02/28/18	Lakewood Ranch Plaza (DDRM Properties)	Bradenton, FL	20.0%	85	17,963	10,500	3,593	2,100
02/28/18	Crystal Springs (DDRM Properties)	Crystal River, FL	20.0%	67	10,567	6,750	2,113	1,350
02/28/18	Paraiso Plaza (DDRM Properties)	Hialeah, FL	20.0%	61	15,743	10,250	3,149	2,050
02/28/18	Plaza del Paraiso (DDRM Properties)	Miami, FL	20.0%	85	21,581	13,000	4,316	2,600
02/28/18	Southwood Village (DDRM Properties)	Tallahassee, FL	20.0%	63	9,693	6,750	1,939	1,350
02/28/18	Shoppes at Lithia (DDRM Properties)	Valrico, FL	20.0%	71	16,614	9,500	3,323	1,900
02/28/18	Shoppes at Lake Dow (DDRM Properties)	McDonough, GA	20.0%	73	13,874	7,200	2,775	1,440
03/15/18	Shoppes of Citrus Hills (DDRM Properties)	Hernando, FL	20.0%	69	12,098	6,470	2,420	1,294
03/15/18	Bardmoor Promenade (DDRM Properties)	Largo, FL	20.0%	158	31,868	19,000	6,374	3,800
03/22/18	Pioneer Hills	Aurora, CO	100.0%	138	21,100	0	21,100	0
03/27/18	Naugatuck Valley SC (BRE DDR Retail Holdings III)	Waterbury, CT	5.0%	383	24,500	31,491	1,225	1,575
03/29/18	Southern Tier Crossing	Horseheads, NY	100.0%	175	18,500	0	18,500	0
	Non-operating sales				2,100		2,100
	Preferred equity repayment				36,072		36,072
		1Q 2018 Total		2,131	$365,898	$128,089	$208,659	$19,818
04/05/18	Hobby Lobby Center (BRE DDR Retail Holdings III)	Greenville, SC	5.0%	69	$6,000	$5,191	$300	$260
04/17/18	Silver Spring Square (RVI)	Mechanicsburg, PA	100.0%	343	80,810	65,730	80,810	65,730
04/20/18	Sherwood Retail Center (BRE DDR Retail Holdings III)	Sherwood, AR	5.0%	123	4,148	5,249	207	262
04/20/18	Valley Bend (BRE DDR Retail Holdings III)	Huntsville, AL	5.0%	425	66,000	43,500	3,300	2,175
04/23/18	The Shops at Fox River	McHenry, IL	100.0%	341	32,000	0	32,000	0
04/27/18	Fountains of Miramar (BRE DDR Retail Holdings IV)	Miramar, FL	5.0%	139	40,000	24,093	2,000	1,205
05/09/18	Clearwater Crossing (DDRM Properties)	Flowery Branch, GA	20.0%	91	16,850	10,250	3,370	2,050
05/10/18	Capital West	Tallahassee, FL	100.0%	88	7,250	0	7,250	0
05/11/18	San Tan Marketplace (BRE DDR Retail Holdings III)	Gilbert, AZ	5.0%	286	51,500	43,801	2,575	2,190
05/18/18	The Commons	Salisbury, MD	100.0%	130	14,250	0	14,250	0
05/25/18	Cedar Hill Village (BRE DDR Retail Holdings III)	Cedar Hill, TX	5.0%	44	8,300	6,441	415	322
05/25/18	CVS (BRE DDR Retail Holdings III)	Bellevue, OH	5.0%	10	2,234	1,011	112	51
05/31/18	Aberdeen Square (DDRM Properties)	Boynton Beach, FL	20.0%	71	9,900	6,512	1,980	1,302
06/14/18	Plaza at Power Mkplce (BRE DDR Retail Holdings III)	Queen Creek, AZ	5.0%	71	16,600	7,290	830	365
06/27/18	The Walk at Highwoods Preserve (RVI)	Tampa, FL	100.0%	141	25,025	18,250	25,025	18,250
06/28/18	Tarpon Square	Tarpon Springs, FL	100.0%	115	13,200	0	13,200	0
06/29/18	Conway Plaza (DDRM Properties)	Orlando, FL	20.0%	118	15,050	8,250	3,010	1,650
	Non-operating sales				1,700		1,700
	Preferred equity repayment				10,328		10,328
		2Q 2018 Total		2,605	$421,145	$245,568	$202,662	$95,812
07/18/18	Tradewinds SC (BRE DDR Retail Holdings III)	Pensacola, FL	5.0%	179	$17,900	$12,644	$895	$632
07/24/18	Killearn Shopping Center (DDRM Properties)	Tallahassee, FL	20.0%	95	15,900	10,459	3,180	2,092
07/27/18	West Oaks Town Center (DDRM Properties)	Ocoee, FL	20.0%	66	8,975	7,000	1,795	1,400
07/27/18	Shoppes on South Main (BRE DDR Retail Holdings III)	Bowling Green, OH	5.0%	112	8,750	7,157	438	358
08/08/18	Walgreens (BRE DDR Retail Holdings III)	Springdale, AR	5.0%	15	6,000	3,025	300	151
08/13/18	Dimond Crossing (BRE DDR Retail Holdings III)	Anchorage, AK	5.0%	85	14,350	7,980	718	399
08/15/18	Rosedale Shopping Center (DDRM Properties)	Huntersville, NC	20.0%	119	34,000	20,000	6,800	4,000
08/24/18	Widewater Commons (BRE DDR Retail Holdings III)	Uniontown, PA	5.0%	47	4,646	5,010	232	251
09/06/18	Camp Creek Mktplce (BRE DDR Retail Holdings III)	East Point, GA	5.0%	424	80,100	42,000	4,005	2,100
09/22/18	Prairie Market (BRE DDR Retail Holdings III)	Oswego, IL	5.0%	113	28,250	23,141	1,413	1,157
09/22/18	Hillside Town Center (BRE DDR Retail Holdings III)	Hillside, IL	5.0%	165	20,000	18,847	1,000	942
	Non-operating sales				900		45
	Preferred equity repayment				21,746		21,746
		3Q 2018 Total		1,420	$261,517	$157,263	$42,567	$13,482
10/09/18	Cortez Plaza	Bradenton, FL	100.0%	274	$30,150	$0	$30,150	$0
10/10/18	Waterside Marketplace (BRE DDR Retail Holdings III)	Chesterfield, MI	5.0%	291	38,000	29,678	1,900	1,484
10/18/18	Century Town Center (BRE DDR Retail Holdings III)	Vero Beach, FL	5.0%	107	17,000	8,130	850	407
		4Q 2018 Qtr to Date		672	$85,150	$37,808	$32,900	$1,891
		Total 2018 YTD		6,828	$1,133,710	$568,728	$486,788	$131,003

SITE Centers Corp.

Debt Summary

$ in thousands
	Consolidated Debt			Unconsolidated Debt			Total Debt
Debt Composition	100%	SITE Share	Interest Rate	100%	SITE Share	Interest Rate	SITE Share	Interest Rate
Unsecured Credit Facilities	$105,000	$105,000	3.46%				$105,000	3.46%
Unsecured Term Loan	200,000	200,000	3.61%				200,000	3.61%
Unsecured Public Debt	1,907,397	1,907,397	4.36%				1,907,397	4.36%
Fixed Rate Mortgage Loans	183,560	173,913	4.11%	$801,083	$147,736	4.36%	321,649	4.22%
Variable Rate Mortgage Loans	0	0	0.00%	1,206,743	158,609	4.30%	158,609	4.30%
Subtotal	$2,395,957	$2,386,310	4.24%	$2,007,826	$306,345	4.33%	$2,692,655	4.25%
Fair Market Value Adjustment	1,794	1,794		6,407	320		2,115
Unamortized Loan Costs, Net	(12,749)	(12,675)		(13,483)	(2,501)		(15,176)
Total	$2,385,002	$2,375,429	4.24%	$2,000,750	$304,164	4.33%	$2,679,593	4.25%

Consolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total SITE Share	Interest Rate
2018	$1,223	$0	$0	$1,223	$1,223	0.00%
2019	2,521	94,720	0	97,242	97,242	3.57%
2020	1,749	39,935	0	41,685	41,685	5.00%
2021	1,214	14,637	0	15,852	15,852	4.12%
2022	0	27,561	555,000	582,561	572,914	4.43%
2023	0	0	287,209	287,209	287,209	3.58%
2024	0	0	65,614	65,614	65,614	4.06%
2025	0	0	457,142	457,142	457,142	3.79%
2026	0	0	400,000	400,000	400,000	4.43%
2027 and beyond	0	0	450,000	450,000	450,000	4.81%
Unsecured debt discount			(2,568)	(2,568)	(2,568)
Total	$6,707	$176,853	$2,212,397	$2,395,957	$2,386,310	4.24%

Unconsolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total SITE Share	Interest Rate
2018	$1,407	$0	$0	$1,407	$333	0.00%
2019	5,561	317,320	0	322,881	20,375	4.54%
2020	5,884	339,523	0	345,407	52,514	3.83%
2021	5,419	252,223	0	257,642	57,973	5.06%
2022	4,246	773,358	0	777,604	119,497	4.36%
2023	3,820	35,177	0	38,997	2,639	4.26%
2024	2,278	83,688	0	85,966	12,039	4.31%
2025	1,867	0	0	1,867	644	0.00%
2026	1,936	0	0	1,936	668	0.00%
2027 and beyond	2,522	171,597	0	174,119	39,663	3.78%
Total	$34,940	$1,972,886	$0	$2,007,826	$306,345	4.33%

% of Total (2)	Consolidated	Interest Rate	Unconsolidated	Interest Rate	Total	Interest Rate
Fixed	87.2%	4.3%	48.2%	4.4%	82.8%	4.3%
Variable	12.8%	3.6%	51.8%	4.3%	17.2%	3.8%

Recourse to SITE	92.7%	4.2%	0.0%	0.0%	82.2%	4.2%
Non-recourse to SITE	7.3%	4.1%	100.0%	4.3%	17.8%	4.3%

(1) Assumes borrower extension options are exercised.
(2) Calculations based on SITE share.
Note: Interest rate is GAAP at SITE Share.

SITE Centers Corp.

Consolidated Debt Detail

$ in thousands
	Balance 100%	Balance SITE Share	Maturity Date (1)	GAAP Interest Rate (2)
Bank Debt (3)
Unsecured Revolver ($950m)	$105,000	$105,000	09/22	L + 120
Unsecured Revolver ($50m)	0	0	09/22	L + 120
Unsecured Term Loan ($200m)	200,000	200,000	01/23	L + 135
	$305,000	$305,000
Public Debt
Unsecured Notes	453,290	453,290	07/22	4.63%
Unsecured Notes	86,964	86,964	05/23	3.52%
Unsecured Notes	65,450	65,450	08/24	4.06%
Unsecured Notes	455,000	455,000	02/25	3.79%
Unsecured Notes	397,407	397,407	02/26	4.43%
Unsecured Notes	449,286	449,286	06/27	4.81%
	$1,907,397	$1,907,397
Mortgage Debt
Nassau Park Pavilion, NJ	$52,832	$52,832	02/19	3.56%
Bandera Pointe, TX	22,987	22,987	02/19	3.59%
Presidential Commons, GA	19,650	19,650	02/19	3.57%
Polaris Towne Center, OH	41,142	41,142	04/20	5.00%
Chapel Hills West, CO	10,584	10,584	06/21	3.70%
Chapel Hills East, CO	7,133	7,133	12/21	4.74%
Paradise Village Gateway, AZ (SITE 67%)	29,234	19,587	01/22	4.89%
	$183,560	$173,913

Consolidated Debt Subtotal	$2,395,957	$2,386,310
FMV Adjustment – Assumed Debt	1,794	1,794
Unamortized Loan Costs, Net	(12,749)	(12,675)
Total Consolidated Debt	$2,385,002	$2,375,429

Rate Type
Fixed	$2,090,957	$2,081,310	6.0 years	4.34%
Variable	305,000	305,000	4.2 years	3.56%
	$2,395,957	$2,386,310	5.7 years	4.24%
Perpetual Preferred Stock
Class J	$200,000	$200,000	August 2017 (4)	6.50%
Class K	150,000	150,000	April 2018 (4)	6.25%
Class A	175,000	175,000	June 2022 (4)	6.38%

(1) Assumes borrower extension options are exercised.
(2) L = LIBOR
(3) Excludes loan fees and unamortized loan costs.
(4) Earliest redemption date.

SITE Centers Corp.

Unconsolidated Debt Detail

$ in thousands
	Balance 100%	Balance SITE Share	Maturity Date (1)	GAAP Interest Rate
BRE DDR Retail Holdings III (SITE 5%)
Powell Center, OH	7,249	362	05/19	3.28%
November 2019 Loan Pool (15 assets)	289,050	14,453	11/19	4.52%
Winchester Station, VA	15,206	760	01/22	3.76%
Century Town Center, FL	5,076	254	03/22	4.14%
Eastland Center, CA	90,000	4,500	07/22	3.97%
Silverado Plaza, AZ	3,696	185	07/22	3.74%
White Oak Village, VA	34,250	1,713	09/22	1.93%
Midtowne Park, SC	15,736	787	01/23	4.34%
	$460,262	$23,013
BRE DDR Retail Holdings IV (SITE 5%)
Ashbridge Square, PA	$33,092	$1,655	01/22	4.87%
The Hub, NY	27,666	1,383	01/22	4.92%
Southmont Plaza, PA	31,355	1,568	01/22	4.94%
Millenia Crossing, FL	21,730	1,086	01/23	4.20%
Concourse Village, FL	13,635	682	02/24	4.32%
	$127,477	$6,374
DDRM Properties (SITE 20%)
July 2022 Loan Pool (13 assets)	$218,730	$43,746	07/22	4.20%
July 2022 Loan Pool (17 assets)	218,976	43,795	07/22	4.23%
July 2022 Loan Pool (7 assets)	95,312	19,062	07/22	5.21%
	$533,018	$106,604
DDRTC Core Retail Fund (SITE 15%)
July 2020 Loan Pool (9 assets) (2)	$185,587	$27,838	07/20	3.73%
July 2020 Loan Pool (5 assets) (2)	153,936	23,090	07/20	3.94%
November 2021 Loan Pool (7 assets)	171,770	25,765	11/21	4.48%
Birkdale Village, NC	80,529	12,079	04/24	4.31%
Overlook at King of Prussia, PA	40,800	6,120	09/27	3.88%
Marketplace at Millcreek, GA	39,600	5,940	09/27	3.88%
Winslow Bay Commons, NC	25,800	3,870	09/27	3.89%
	$698,022	$104,703
DDR-SAU Retail Fund (SITE 20%)
October 2019 Loan Pool (5 assets)	$17,930	$3,586	10/19	4.75%
Flat Shoals Crossing, GA	$3,666	$733	10/19	4.66%
May 2028 Loan Pool (6 assets)	$41,290	8,258	05/28	4.26%
	$62,885	$12,577
Other Joint Ventures
Sun Center Limited, OH (SITE 79%)	$20,501	$16,288	05/21	6.14%
RVIP IIIB, Deer Park, IL (SITE 26%)	66,162	17,037	09/21	4.91%
Lennox Town Center Limited, OH (SITE 50%)	39,500	19,750	04/28	3.49%
	$126,162	$53,074

Unconsolidated Debt Subtotal	$2,007,826	$306,345
FMV Adjustment – Assumed Debt	6,407	320
Unamortized Loan Costs, Net	(13,483)	(2,501)
Total Unconsolidated Debt	$2,000,750	$304,164

SITE Centers Corp.

Unconsolidated Debt Detail

$ in thousands
	Balance 100%	Balance SITE Share	Maturity Date (1)	GAAP Interest Rate
Rate Type
Fixed	$801,083	$147,736	5.3 years	4.36%
Variable	1,206,743	158,609	2.8 years	4.30%
	$2,007,826	$306,345	4.0 years	4.33%

(1) Assumes borrower extension options are exercised.
(2) LIBOR subject to a 0.25% floor.

SITE Centers Corp.

Debt/Adjusted EBITDA

$ in thousands
	3Q18	3Q17
Consolidated
Net (loss) income to SITE	($8,931)	$983
Interest expense	26,962	46,296
Income tax expense	238	9,267
Depreciation and amortization	49,629	85,210
Adjustments for non-controlling interests	(171)	(172)
EBITDA – current quarter	67,727	141,584
Impairments	19,890	10,284
Equity in net loss (income) of JVs	2,920	(4,811)
Reserve (adjustment) of preferred equity interest	2,201	(15,377)
Gain on disposition of real estate, net	(124)	(44,291)
Other expense, net	1,475	65,835
Hurricane property (income) loss	(157)	8,647
Business interruption income	(1,784)	0
JV OFFO (at SITE Share)	7,247	8,433
Adjusted EBITDA – current quarter (1)	99,395	170,304
Adjusted EBITDA – annualized	397,580	681,216

Consolidated debt	2,385,002	4,017,531
Partner share of consolidated debt	(9,647)	(9,801)
Loan costs, net	12,749	21,538
Face value adjustments	(1,794)	(3,353)
Cash and restricted cash	(12,719)	(19,482)
Net effective debt	$2,373,591	$4,006,433

Debt/Adjusted EBITDA – Consolidated (2)	6.0x	5.9x

Pro rata including JVs
Adjusted EBITDA – current quarter	103,108	174,077
Adjusted EBITDA – annualized	412,432	696,308

Consolidated net debt	2,373,591	4,006,433
JV debt (at SITE Share)	306,345	369,113
Cash and restricted cash	(12,543)	(18,225)
Net effective debt	$2,667,393	$4,357,321

Debt/Adjusted EBITDA – Pro Rata (2)	6.5x	6.3x

(1) See definition in the Non-GAAP Measures section.
(2) Excludes perpetual preferred stock.

SITE Centers Corp.

Unconsolidated Joint Ventures

$ and GLA in thousands
	Partner	SITE Own %	Operating Properties		Owned GLA	3Q18 NOI at 100% (1)		Gross Book Value	Face Value Debt (2)	SITE Preferred Equity (At 100%)
BRE DDR Retail Holdings III	Blackstone Real Estate Partners	5%	20		4,552	$14,091		$696,089	$460,262	$146,285	(3)

BRE DDR Retail Holdings IV	Blackstone Real Estate Partners	5%	5		1,120	3,591		173,656	127,477	57,793	(4)

DDRM Properties	Madison International Realty	20%	37		5,692	16,695		976,370	533,018	0

DDRTC Core Retail Fund	TIAA-CREF	15%	23		8,072	24,593		1,430,043	698,022	0

DDR–SAU Retail Fund	State of Utah	20%	12		976	2,485		133,969	62,885	0

Other	Various	Various	6		1,666	5,842		301,610	126,162	0
Total			103	(5)	22,078	$67,297		$3,711,738	$2,007,826	$204,078
Property management fees						3,250	(1)
Assets sold in 3Q2018						3,093	(1)
Net operating income						$73,640	(6)

(1) Property management fees charged by SITE to the joint venture are included as an expense in NOI, although presented in the combined income statement on the next page in the line item Other Expense.  The NOI for BRE DDR III and DDRM is adjusted to reflect the impact of assets sold in 3Q18.

(2) Fair market value of debt adjustment and net unamortized loan costs ($7.1 million or $2.2 million at SITE's Share) are excluded from above.

(3) Amount is net of $55.5 million valuation allowance and $116.3 million of face value repaid through September 30, 2018.  Face value of $201.8 million including accrued interest of $3.7 million.  The 8.5% dividend rate has two components, a cash dividend rate of 6.5% and an accrued payment in kind ("PIK") of 2.0%.  The Company no longer recognizes the accrued PIK as income due to the valuation allowance.  Repayment from net asset sale proceeds are allocated 52.4% to the preferred member unless certain financial covenants have been triggered, in which event 100% to the preferred member.

(4) Amount is net of $10.0 million valuation allowance and $17.9 million of face value repaid through September 30, 2018.  Face value of $67.8 million including accrued interest of $1.1 million.  The 8.5% dividend rate has two components, a cash dividend rate of 6.5% and an accrued PIK of 2.0%.  The Company no longer recognizes the accrued PIK as income due to the valuation allowance.  Repayment from net asset sale proceeds are first subject to a minimum sales threshold of $4.9 million, of which $1.1 million is allocated to the preferred member; subsequent net asset sale proceeds are expected to be available to repay the preferred member.  Included in the collateral for the preferred equity interest is 95% of the value of the five joint venture properties and 100% of the value of three properties in which the Company does not have a material interest, but to which SITE provides property asset management services.

(5) Excludes one consolidated joint venture asset in which the Company has an effective 67% interest.

(6) Amount agrees to the combined income statement of the joint ventures which includes a reconciliation of the Non-GAAP measure to the applicable GAAP measure.  See calculation definition in the Non-GAAP Measures section.

SITE Centers Corp.

Unconsolidated Joint Ventures

Combined SITE JV Pro Rata Adjustments (1)

Income Statement Pro Rata Adjustments 3Q18		Balance Sheet Pro Rata Adjustments 3Q18
Revenues:		Assets:
Minimum rents	$12,131	Land	$138,929
Percentage rent	97	Buildings	385,048
Recoveries	3,742	Improvements	36,175
Other property revenue	608		560,152
	16,578	Depreciation	(165,736)
Expenses:			394,416
Operating and maintenance	2,360	Construction in progress and land	6,274
Real estate taxes	2,354	Real estate, net	400,690
	4,714	Investment in JVs	1,125
Net Operating Income	11,864	Cash and restricted cash	12,511
		Receivables, net	7,432
Other Income (expense):		Other assets, net	11,655
Fee income	(712)	Total Assets	$433,413
Interest income	(313)
Impairment charges	(13,182)	Liabilities and Equity:
Interest expense	(3,689)	Mortgage debt	$304,164
Depreciation and amortization	(4,766)	Notes payable to SITE	377
Other income (expense), net	(250)	Other liabilities	14,302
Income before earnings from JVs	(11,048)	Total Liabilities	318,843
Equity in net income of JVs	2,920	JVs share of equity	15,147
Basis differences of JVs	4,815	Distributions in excess of net income	99,423
Gain on disposition of real estate	3,313	Total Equity	114,570
Net income	$0	Total Liabilities and Equity	$433,413

FFO Reconciliation 3Q18
Income before earnings from JVs	($11,048)
Depreciation and amortization	4,766
Impairment of depreciable real estate	13,182
Basis differences of JVs	160
FFO at SITE's Ownership Interests	$7,060
OFFO at SITE's Ownership Interests	$7,247

(1) Information provided for SITE's share of JV investments and can be combined with SITE's consolidated financial statements for the same period.

SITE Centers Corp.

Unconsolidated Joint Ventures at 100%

$ in thousands
Income Statement
	3Q18	3Q17	9M18	9M17
Revenues:
Minimum rents	$75,860	$95,512	$240,884	$285,564
Percentage rent	492	378	1,479	1,337
Recoveries	23,699	29,856	76,384	89,601
Other property revenues	3,166	1,246	6,754	4,066
	103,217	126,992	325,501	380,568
Expenses:
Operating and maintenance	14,098	17,152	46,367	53,764
Real estate taxes	15,479	18,889	49,905	56,636
	29,577	36,041	96,272	110,400

Net operating income	73,640	90,951	229,229	270,168

Other income (expense):
Interest expense	(23,126)	(24,276)	(72,315)	(83,410)
Depreciation and amortization	(34,332)	(45,291)	(111,308)	(137,976)
Impairment charges	(87,880)	(2,160)	(104,790)	(82,667)
Preferred share expense	(6,249)	(8,307)	(19,074)	(24,674)
Other expense, net	(5,460)	(6,577)	(19,497)	(22,204)
	(83,407)	4,340	(97,755)	(80,763)
Gain on disposition of real estate, net	32,548	31,740	82,924	30,764
Net income (loss) attributable to unconsolidated JVs	(50,859)	36,080	(14,831)	(49,999)
Depreciation and amortization	34,332	45,291	111,308	137,976
Impairment of depreciable real estate	87,880	2,160	104,790	82,667
(Gain) loss on disposition of real estate, net	(32,094)	(31,740)	(82,470)	(30,764)
FFO	$39,259	$51,791	$118,797	$139,880
FFO at SITE's ownership interests	$7,060	$8,268	$20,871	$21,062
Operating FFO at SITE's ownership interests	$7,247	$8,363	$29,852	$21,840

Balance Sheet
			At Period End
			3Q18	4Q17
Assets:
Land			$907,273	$1,126,703
Buildings			2,541,879	3,057,072
Improvements			207,064	213,989
			3,656,216	4,397,764
Depreciation			(936,932)	(962,038)
			2,719,284	3,435,726
Construction in progress and land			55,522	53,928
Real estate, net			2,774,806	3,489,654
Cash and restricted cash			92,078	155,894
Receivables, net			43,933	51,396
Other assets, net			114,771	174,832
Total Assets			$3,025,588	$3,871,776

Liabilities and Equity:
Mortgage debt			$2,000,750	$2,501,163
Notes and accrued interest payable to SITE			1,965	1,365
Other liabilities			123,524	156,076
Total Liabilities			2,126,239	2,658,604

Redeemable preferred equity			280,428	345,149
Accumulated equity			618,921	868,023
Total Equity			899,349	1,213,172
Total Liabilities and Equity			$3,025,588	$3,871,776

SITE Centers Corp.

Top 20 MSA Exposure

$ and GLA in thousands
		# of	Pro Rata	% of	Leased	Pro Rata	% of	PRS
	MSA	Properties	GLA	PRS GLA	Rate %	ABR	PRS ABR	ABR PSF
1	Atlanta-Sandy Springs-Roswell, GA	26	2,810	10.6%	92.0%	$34,960	8.7%	$13.57
2	Chicago-Naperville-Elgin, IL-IN-WI	7	1,562	5.9%	90.8%	30,960	7.7%	$22.65
3	Phoenix-Mesa-Scottsdale, AZ	4	1,428	5.4%	94.1%	23,782	5.9%	$18.10
4	Boston-Cambridge-Newton, MA-NH	2	1,137	4.3%	95.2%	23,005	5.7%	$25.14
5	Columbus, OH	8	1,590	6.0%	96.8%	22,901	5.7%	$15.82
6	Charlotte-Concord-Gastonia, NC-SC	6	1,455	5.5%	96.5%	21,270	5.3%	$16.09
7	Orlando-Kissimmee-Sanford, FL	8	1,238	4.6%	99.1%	21,193	5.3%	$18.20
8	Denver-Aurora-Lakewood, CO	6	1,390	5.2%	89.6%	20,739	5.1%	$17.89
9	Trenton, NJ	2	1,151	4.3%	90.1%	18,629	4.6%	$18.82
10	Miami-Fort Lauderdale-West Palm Beach, FL	9	1,055	4.0%	97.8%	17,600	4.4%	$21.48
11	San Antonio-New Braunfels, TX	3	1,055	4.0%	87.6%	15,739	3.9%	$19.27
12	Los Angeles-Long Beach-Anaheim, CA	4	936	3.5%	98.0%	15,521	3.8%	$22.33
13	Kansas City, MO-KS	2	804	3.0%	91.1%	10,874	2.7%	$14.72
14	Hartford-West Hartford-East Hartford, CT	3	762	2.9%	97.1%	10,534	2.6%	$14.21
15	New York-Newark-Jersey City, NY-NJ-PA	8	647	2.4%	83.3%	9,881	2.4%	$17.89
16	Washington-Arlington-Alexandria, DC-VA-MD-WV	4	574	2.2%	89.6%	9,685	2.4%	$19.91
17	Cincinnati, OH-KY-IN	3	590	2.2%	90.0%	9,378	2.3%	$17.33
18	Portland-Vancouver-Hillsboro, OR-WA	2	487	1.8%	95.6%	8,748	2.2%	$18.78
19	Tampa-St. Petersburg-Clearwater, FL	8	663	2.5%	82.1%	6,518	1.6%	$15.42
20	Richmond, VA	4	353	1.3%	98.6%	6,503	1.6%	$18.89
	Other	63	4,945	18.6%	91.1%	65,179	16.1%	$15.54
	Total	182	26,632	100.0%	92.7%	$403,599	100.0%	$17.47

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
1	River Ridge	Birmingham-Hoover, AL	Birmingham	AL	15%	TIAA	172	350	$16.73	Best Buy, Nordstrom Rack, Staples, Target (U)
2	Westside Centre	Huntsville, AL	Huntsville	AL	15%	TIAA	477	667	$11.70	Altitude Trampoline Park, Big Lots, PetSmart, Ross Dress for Less, Stein Mart, Target (U)
3	Ahwatukee Foothills Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		688	703	$17.92	AMC Theatres, Best Buy, Burlington, HomeGoods, Jo-Ann, Lina Home Furnishing, Marshalls, Michaels, OfficeMax, Ross Dress for Less, Sprouts Farmers Market
4	Arrowhead Crossing	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		345	416	$16.62	Barnes & Noble, DSW, Golf Galaxy, Hobby Lobby, HomeGoods, Nordstrom Rack, Old Navy, Savers (U), Staples, T.J. Maxx
5	Deer Valley Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		197	460	$19.89	AMC Theatres (U), Michaels, PetSmart, Ross Dress for Less, Target (U)
6	Paradise Village Gateway	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	67%	OTHER	295	295	$18.17	Bed Bath & Beyond, PetSmart, Ross Dress for Less, Staples
7	Shops at Prescott Gateway	Prescott, AZ	Prescott	AZ	5%	BREDDR III	35	35	$29.57	Trader Joe's
8	Silverado Plaza	Tucson, AZ	Tucson	AZ	5%	BREDDR III	78	79	$8.72	Safeway
9	Buena Park Place	Los Angeles-Long Beach-Anaheim, CA	Buena Park	CA	100%		212	243	$15.04	Aldi, Kohl's, Michaels
10	Falcon Ridge Town Center	Los Angeles-Long Beach-Anaheim, CA	Fontana	CA	100%		291	438	$23.03	24 Hour Fitness, Aki-Home, Michaels, Ross Dress for Less, Stater Bros Markets, Target (U)
11	The Pike Outlets	Los Angeles-Long Beach-Anaheim, CA	Long Beach	CA	100%		392	392	$22.42	Cinemark, H & M, Nike, Restoration Hardware
12	Eastland Center	Los Angeles-Long Beach-Anaheim, CA	West Covina	CA	5%	BREDDR III	811	911	$14.22	Ashley Furniture HomeStore, Burlington, Dick's Sporting Goods, Hobby Lobby, Marshalls, Pottery Barn Outlet, Ross Dress for Less, Target, Walmart
13	Ridge at Creekside	Sacramento-Roseville-Arden-Arcade, CA	Roseville	CA	100%		275	289	$22.23	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Macy's Furniture Gallery, REI
14	Vista Village	San Diego-Carlsbad, CA	Vista	CA	100%		194	235	$24.53	Cinepolis, Frazier Farms, Lowe's (U), Staples (U)
15	Whole Foods at Bay Place	San Francisco-Oakland-Hayward, CA	Oakland	CA	100%		57	57	$46.39	Whole Foods
16	Hilltop Plaza	San Francisco-Oakland-Hayward, CA	Richmond	CA	20%	DDRM	251	251	$16.85	99 Cents Only, Century Theatre, dd's Discounts, Ross Dress for Less
17	1000 Van Ness	San Francisco-Oakland-Hayward, CA	San Francisco	CA	100%		122	122	$19.65	AMC Theatres, The Studio Mix
18	Cornerstar	Denver-Aurora-Lakewood, CO	Aurora	CO	5%	BREDDR III	430	585	$19.36	24 Hour Fitness, Cornerstar Wine & Liquor, HomeGoods, Marshalls, Office Depot, Ross Dress for Less, Sprouts Farmers Market, Target (U), Ulta Beauty
19	Centennial Promenade	Denver-Aurora-Lakewood, CO	Centennial	CO	100%		443	827	$19.35	Cavender's, Conn's, Golf Galaxy, HomeGoods, IKEA (U), Michaels, Ross Dress for Less, Stickley Furniture
20	Chapel Hills	Denver-Aurora-Lakewood, CO	Colorado Springs	CO	100%		446	541	$13.42	24 Hour Fitness, Barnes & Noble, Best Buy, DSW, Michaels (U), Nordstrom Rack, Old Navy, Pep Boys, PetSmart, Ross Dress for Less, Whole Foods
21	University Hills	Denver-Aurora-Lakewood, CO	Denver	CO	100%		243	260	$19.25	24 Hour Fitness, King Soopers, Marshalls, Michaels, Pier 1 Imports
22	Denver West Plaza	Denver-Aurora-Lakewood, CO	Lakewood	CO	5%	BREDDR III	71	75	$17.29	Best Buy
23	Flatacres Marketcenter/Parker Pavilions	Denver-Aurora-Lakewood, CO	Parker	CO	100%		232	641	$19.44	Bed Bath & Beyond, Home Depot (U), Kohl's (U), Michaels, Office Depot, Walmart (U)
24	Guilford Commons	Hartford-West Hartford-East Hartford, CT	Guilford	CT	100%		123	123	$16.22	Bed Bath & Beyond, The Fresh Market
25	Connecticut Commons	Hartford-West Hartford-East Hartford, CT	Plainville	CT	100%		561	561	$13.36	A.C. Moore, AMC Theatres, Dick's Sporting Goods, DSW, Kohl's, Lowe's, Marshalls, Old Navy, PetSmart
26	Windsor Court	Hartford-West Hartford-East Hartford, CT	Windsor	CT	100%		79	276	$19.17	HomeGoods (U), Stop & Shop, Target (U)
27	Northpoint Shopping Center	Cape Coral-Fort Myers, FL	Cape Coral	FL	5%	BREDDR III	112	116	$13.23	Bed Bath & Beyond, Michaels, PetSmart
28	Cypress Trace	Cape Coral-Fort Myers, FL	Fort Myers	FL	15%	TIAA	279	279	$10.83	Bealls, Bealls Outlet, Ross Dress for Less, Stein Mart
29	Market Square	Cape Coral-Fort Myers, FL	Fort Myers	FL	15%	TIAA	119	406	$15.91	American Signature Furniture, Barnes & Noble (U), Cost Plus World Market (U), DSW, Michaels (U), Target (U), Total Wine & More
30	The Forum	Cape Coral-Fort Myers, FL	Fort Myers	FL	5%	BREDDR III	190	458	$15.11	Bed Bath & Beyond, Defy Extreme Air Sports, Home Depot (U), Ross Dress for Less, Staples, Target (U)
31	Shoppes at Paradise Pointe	Crestview-Fort Walton Beach-Destin, FL	Fort Walton Beach	FL	20%	DDRM	84	84	$12.01	Publix
32	Melbourne Shopping Center	Palm Bay-Melbourne-Titusville, FL	Melbourne	FL	20%	DDRM	210	210	$7.35	Big Lots, Publix
33	Village Square at Golf	Miami-Fort Lauderdale-West Palm Beach, FL	Boynton Beach	FL	20%	DDRM	135	135	$15.01	Publix
34	Sheridan Square	Miami-Fort Lauderdale-West Palm Beach, FL	Dania	FL	20%	DDRM	67	67	$11.22	Walmart Neighborhood Market

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
35	Concourse Village	Miami-Fort Lauderdale-West Palm Beach, FL	Jupiter	FL	5%	BREDDR IV	134	134	$17.10	Ross Dress for Less, T.J. Maxx
36	The Shops at Midtown Miami	Miami-Fort Lauderdale-West Palm Beach, FL	Miami	FL	100%		467	467	$19.98	Dick's Sporting Goods, HomeGoods, Marshalls, Nordstrom Rack, Ross Dress for Less, Target, west elm
37	River Run	Miami-Fort Lauderdale-West Palm Beach, FL	Miramar	FL	20%	DDRM	94	107	$13.57	Publix
38	Northlake Commons	Miami-Fort Lauderdale-West Palm Beach, FL	Palm Beach Gardens	FL	20%	DDRM	124	245	$14.66	Home Depot (U), Jo-Ann, Ross Dress for Less
39	Flamingo Falls	Miami-Fort Lauderdale-West Palm Beach, FL	Pembroke Pines	FL	20%	DDRM	109	148	$21.66	LA Fitness (U), The Fresh Market
40	The Fountains	Miami-Fort Lauderdale-West Palm Beach, FL	Plantation	FL	100%		430	489	$16.56	Dick's Sporting Goods, Jo-Ann, Kohl's, Marshalls/HomeGoods, Total Wine & More
41	Midway Plaza	Miami-Fort Lauderdale-West Palm Beach, FL	Tamarac	FL	20%	DDRM	228	228	$13.44	Publix, Ross Dress for Less
42	Carillon Place	Naples-Immokalee-Marco Island, FL	Naples	FL	100%		268	283	$15.09	Bealls Outlet, OfficeMax, Ross Dress for Less, T.J. Maxx, Walmart Neighborhood Market
43	Countryside Shoppes	Naples-Immokalee-Marco Island, FL	Naples	FL	20%	DDRM	74	74	$12.24	Aldi
44	Heather Island	Ocala, FL	Ocala	FL	20%	DDRM	71	71	$11.22	Publix
45	Casselberry Commons	Orlando-Kissimmee-Sanford, FL	Casselberry	FL	20%	DDRM	246	249	$14.10	Publix, Ross Dress for Less, Stein Mart, T.J. Maxx
46	Shoppes of Lake Mary	Orlando-Kissimmee-Sanford, FL	Lake Mary	FL	15%	TIAA	74	246	$23.86	Publix (U), Staples, Target (U)
47	Chickasaw Trail Shopping Center	Orlando-Kissimmee-Sanford, FL	Orlando	FL	20%	DDRM	75	81	$12.14	Publix
48	Lee Vista Promenade	Orlando-Kissimmee-Sanford, FL	Orlando	FL	100%		309	309	$16.37	Academy Sports, Beall's Outlet, Epic Theatres, HomeGoods, Michaels, Ross Dress for Less
49	Millenia Crossing	Orlando-Kissimmee-Sanford, FL	Orlando	FL	5%	BREDDR IV	100	100	$28.45	Nordstrom Rack
50	Skyview Plaza	Orlando-Kissimmee-Sanford, FL	Orlando	FL	20%	DDRM	263	263	$10.92	Badcock Home Furniture & More, dd's Discounts, Fallas Paredes, Goodwill, Publix, Ross Dress for Less
51	Oviedo Park Crossing	Orlando-Kissimmee-Sanford, FL	Oviedo	FL	20%	DDRM	186	321	$11.09	Bed Bath & Beyond, Lowe's (U), Michaels, OfficeMax, Ross Dress for Less, T.J. Maxx
52	Winter Garden Village	Orlando-Kissimmee-Sanford, FL	Winter Garden	FL	100%		759	1,129	$19.77	Bealls, Bed Bath & Beyond, Best Buy, Burlington, Forever 21, Havertys, Jo-Ann, LA Fitness, Lowe's (U), Marshalls, PetSmart, Ross Dress for Less, Staples, Target (U)
53	Cortez Plaza	North Port-Sarasota-Bradenton, FL	Bradenton	FL	100%		274	274	$12.86	Burlington, LA Fitness, PetSmart
54	Creekwood Crossing	North Port-Sarasota-Bradenton, FL	Bradenton	FL	20%	DDRM	235	397	$11.07	Bealls, Bealls Outlet, Big Lots, LA Fitness, Lowe's (U)
55	Lake Brandon Plaza	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		178	198	$13.96	Jo-Ann, Nordstrom Rack, Publix, Total Wine & More
56	Lake Brandon Village	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		114	256	$14.40	buybuy BABY, Lowe's (U), PetSmart
57	The Collection at Brandon Boulevard	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		228	228	$7.54	Chuck E. Cheese's, Kane Furniture
58	Shoppes at Golden Acres	Tampa-St. Petersburg-Clearwater, FL	New Port Richey	FL	20%	DDRM	131	131	$11.34	Publix
59	The Shoppes of Boot Ranch	Tampa-St. Petersburg-Clearwater, FL	Palm Harbor	FL	100%		52	229	$24.89	Publix (U), Target (U)
60	Nature Coast Commons	Tampa-St. Petersburg-Clearwater, FL	Spring Hill	FL	5%	BREDDR III	226	552	$15.23	Best Buy, JCPenney (U), PetSmart, Ross Dress for Less, Walmart (U)
61	North Pointe Plaza	Tampa-St. Petersburg-Clearwater, FL	Tampa	FL	20%	DDRM	108	226	$13.96	Publix, Walmart (U)
62	The Shoppes at New Tampa	Tampa-St. Petersburg-Clearwater, FL	Wesley Chapel	FL	20%	DDRM	159	188	$15.59	Bealls, Office Depot (U), Publix
63	Century Town Center	Sebastian-Vero Beach, FL	Vero Beach	FL	5%	BREDDR III	107	117	$14.28	Marshalls/HomeGoods
64	Brookhaven Plaza	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	70	70	$20.53	Stein Mart
65	Cascade Corners	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	67	67	$7.62	Kroger
66	Cascade Crossing	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	63	63	$10.37	Publix
67	Perimeter Pointe	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	100%		353	353	$19.56	Dick's Sporting Goods, HomeGoods, LA Fitness, Regal Cinemas
68	Marketplace at Millcreek	Atlanta-Sandy Springs-Roswell, GA	Buford	GA	15%	TIAA	402	533	$14.18	2nd & Charles, Bed Bath & Beyond, Burlington, Costco (U), DSW, Marshalls, Michaels, PetSmart, REI, Ross Dress for Less, Stein Mart
69	Hickory Flat Village	Atlanta-Sandy Springs-Roswell, GA	Canton	GA	20%	SAU	74	88	$13.53	Publix
70	Riverstone Plaza	Atlanta-Sandy Springs-Roswell, GA	Canton	GA	20%	DDRM	308	335	$12.06	Bealls Outlet, Belk, Michaels, Publix, Ross Dress for Less
71	Cumming Marketplace	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		311	709	$12.65	ApplianceSmart, Home Depot (U), Lowe's, Michaels, OfficeMax, Walmart (U)
72	Cumming Town Center	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		311	311	$15.31	Ashley Furniture HomeStore, Best Buy, Dick's Sporting Goods, Staples, T.J. Maxx/HomeGoods
73	Sharon Greens	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	20%	DDRM	98	101	$11.91	Kroger

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
74	Flat Shoals Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	SAU	70	70	$10.40	Publix
75	Hairston Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	DDRM	58	58	$11.55	—
76	Market Square	Atlanta-Sandy Springs-Roswell, GA	Douglasville	GA	20%	OTHER	125	125	$10.67	Bargain Hunt
77	Paradise Shoppes of Ellenwood	Atlanta-Sandy Springs-Roswell, GA	Ellenwood	GA	20%	DDRM	68	68	$11.20	—
78	Fayette Pavilion	Atlanta-Sandy Springs-Roswell, GA	Fayetteville	GA	15%	TIAA	1,242	1,506	$9.36

Bargain Hunt, Bealls Outlet, Bed Bath & Beyond, Belk, Big Lots, Cinemark, Dick's Sporting Goods, Forever 21, Hobby Lobby, Home Depot (U), Jo-Ann, Kohl's, Marshalls, PetSmart, Publix, Ross Dress for Less, Target (U), Walmart

79	Stonebridge Village	Atlanta-Sandy Springs-Roswell, GA	Flowery Branch	GA	5%	BREDDR III	157	504	$17.26	Home Depot (U), Kohl's (U), PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)
80	Barrett Pavilion	Atlanta-Sandy Springs-Roswell, GA	Kennesaw	GA	15%	TIAA	459	584	$16.16	AMC Theatres, buybuy BABY, Jo-Ann, Old Navy, Ozone Billiards, REI, Target (U), Total Wine & More
81	Towne Center Prado	Atlanta-Sandy Springs-Roswell, GA	Marietta	GA	100%		287	287	$13.38	Publix, Ross Dress for Less, Stein Mart
82	Newnan Pavilion	Atlanta-Sandy Springs-Roswell, GA	Newnan	GA	15%	TIAA	468	468	$8.23	Academy Sports, Aldi, Home Depot, Kohl's, PetSmart, Ross Dress for Less, Sky Zone Trampoline Park
83	Sandy Plains Village	Atlanta-Sandy Springs-Roswell, GA	Roswell	GA	100%		174	174	$14.34	Movie Tavern
84	Heritage Pavilion	Atlanta-Sandy Springs-Roswell, GA	Smyrna	GA	15%	TIAA	256	256	$14.06	American Signature Furniture, Marshalls, PetSmart, Ross Dress for Less, T.J. Maxx
85	Presidential Commons	Atlanta-Sandy Springs-Roswell, GA	Snellville	GA	100%		376	376	$11.83	buybuy BABY, Home Depot, Jo-Ann, Kroger, Stein Mart
86	Deshon Plaza	Atlanta-Sandy Springs-Roswell, GA	Stone Mountain	GA	20%	SAU	64	64	$11.40	Publix
87	Johns Creek Town Center	Atlanta-Sandy Springs-Roswell, GA	Suwanee	GA	100%		293	293	$14.26	Kohl's, Michaels, PetSmart, Sprouts Farmers Market, Staples, Stein Mart
88	Cofer Crossing	Atlanta-Sandy Springs-Roswell, GA	Tucker	GA	20%	DDRM	136	278	$8.67	HomeGoods, Kroger, Walmart (U)
89	Woodstock Square	Atlanta-Sandy Springs-Roswell, GA	Woodstock	GA	15%	TIAA	219	400	$14.60	Kohl's, OfficeMax, Old Navy, Target (U)
90	Glynn Isles	Brunswick, GA	Brunswick	GA	5%	BREDDR III	193	517	$16.24	Ashley Furniture HomeStore (U), Dick's Sporting Goods, Lowe's (U), Michaels, Office Depot, PetSmart, Ross Dress for Less, Target (U)
91	Eisenhower Crossing	Macon-Bibb County, GA	Macon	GA	15%	TIAA	420	722	$10.21	Ashley Furniture HomeStore, Bed Bath & Beyond, Best Buy (U), Home Depot (U), Kroger, Marshalls, Michaels, Old Navy, Ross Dress for Less, Staples, Target (U)
92	3030 North Broadway	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		132	132	$34.35	Mariano's, XSport Fitness
93	The Maxwell	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		240	240	$26.79	Burlington, Dick's Sporting Goods, Nordstrom Rack, T.J. Maxx
94	Deer Park Town Center	Chicago-Naperville-Elgin, IL-IN-WI	Deer Park	IL	50%	OTHER	356	406	$31.66	Barnes & Noble (U), Century Theatre, Crate & Barrel, Gap
95	Woodfield Village Green	Chicago-Naperville-Elgin, IL-IN-WI	Schaumburg	IL	100%		526	692	$20.43	At Home, Bloomingdale's the Outlet Store, Container Store, Costco (U), HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Trader Joe's
96	Village Crossing	Chicago-Naperville-Elgin, IL-IN-WI	Skokie	IL	15%	TIAA	722	722	$18.72	Altitude Trampoline Park, AMC Theatres, Barnes & Noble, Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, Jewel-Osco, Michaels, OfficeMax, PetSmart, Tuesday Morning
97	Brookside Marketplace	Chicago-Naperville-Elgin, IL-IN-WI	Tinley Park	IL	100%		317	602	$15.29	Best Buy, Dick's Sporting Goods, HomeGoods, Kohl's (U), Michaels, PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)
98	Highland Grove Shopping Center	Chicago-Naperville-Elgin, IL-IN-WI	Highland	IN	20%	DDRM	312	541	$14.71	Best Buy (U), Burlington, Dick's Sporting Goods (U), Kohl's, Marshalls, Michaels, Target (U)
99	Merriam Village	Kansas City, MO-KS	Merriam	KS	100%		418	924	$14.76	Cinemark, Dick's Sporting Goods, Hobby Lobby, Home Depot (U), IKEA (U), Marshalls, OfficeMax, PetSmart
100	Harundale Plaza	Baltimore-Columbia-Towson, MD	Glen Burnie	MD	20%	OTHER	218	218	$9.78	Burlington, HomeGoods, Regency Furniture
101	Duvall Village	Washington-Arlington-Alexandria, DC-VA-MD-WV	Bowie	MD	100%		88	88	$21.11	—
102	Largo Town Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Upper Marlboro	MD	20%	OTHER	277	281	$15.51	Marshalls, Regency Furniture, Shoppers Food Warehouse
103	Gateway Center	Boston-Cambridge-Newton, MA-NH	Everett	MA	100%		354	640	$16.47	Costco (U), Home Depot, Michaels, Old Navy, Target (U), Total Wine & More
104	Shoppers World	Boston-Cambridge-Newton, MA-NH	Framingham	MA	100%		783	783	$24.91	A.C. Moore, AMC Theatres, Barnes & Noble, Best Buy, DSW, HomeSense, Kohl's, Macy's Furniture Gallery, Marshalls, Nordstrom Rack, PetSmart, Sierra Trading Post, T.J. Maxx
105	Riverdale Shops	Springfield, MA	West Springfield	MA	20%	DDRM	274	274	$15.03	Kohl's, Stop & Shop
106	Waterside Marketplace	Detroit-Warren-Dearborn, MI	Chesterfield	MI	5%	BREDDR III	291	547	$13.73	Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, JCPenney (U), Jo-Ann, Lowe's (U), T.J. Maxx

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
107	Valley Center	Saginaw, MI	Saginaw	MI	5%	BREDDR III	409	419	$9.89	Barnes & Noble, Burlington, Dick's Sporting Goods, DSW, Michaels, PetSmart, T.J. Maxx
108	Independence Commons	Kansas City, MO-KS	Independence	MO	100%		386	403	$14.94	AMC Theatres, Barnes & Noble, Best Buy, Kohl's, Marshalls, Ross Dress for Less
109	The Promenade at Brentwood	St. Louis, MO-IL	Brentwood	MO	100%		338	338	$15.29	Bed Bath & Beyond, Micro Center, PetSmart, Target, Trader Joe's
110	East Hanover Plaza	New York-Newark-Jersey City, NY-NJ-PA	East Hanover	NJ	100%		98	359	$19.82	Costco (U), HomeGoods, HomeSense, Target (U)
111	Edgewater Towne Center	New York-Newark-Jersey City, NY-NJ-PA	Edgewater	NJ	100%		78	78	$27.57	Whole Foods
112	Freehold Marketplace	New York-Newark-Jersey City, NY-NJ-PA	Freehold	NJ	100%		21	359	$33.27	Sam's Club (U), Walmart (U)
113	Lewandowski Commons	New York-Newark-Jersey City, NY-NJ-PA	Lyndhurst	NJ	20%	SAU	78	78	$22.86	Stop & Shop
114	Route 22 Retail Center	New York-Newark-Jersey City, NY-NJ-PA	Union	NJ	100%		112	237	$19.83	Dick's Sporting Goods, Target (U)
115	Consumer Centre	New York-Newark-Jersey City, NY-NJ-PA	West Long Branch	NJ	100%		292	292	$13.46	buybuy BABY, Dick's Sporting Goods, Home Depot, PetSmart
116	West Falls Plaza	New York-Newark-Jersey City, NY-NJ-PA	Woodland Park	NJ	20%	DDRM	91	91	$20.41	andThat!, Cost Plus World Market
117	Crossroads Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Lumberton	NJ	20%	DDRM	100	215	$18.76	Lowe's (U), ShopRite
118	Hamilton Marketplace	Trenton, NJ	Hamilton	NJ	100%		542	970	$18.54	Barnes & Noble, Bed Bath & Beyond, BJ's Wholesale Club (U), Kohl's, Lowe's (U), Michaels, Ross Dress for Less, ShopRite, Staples, Walmart (U)
119	Nassau Park Pavilion	Trenton, NJ	Princeton	NJ	100%		609	1,117	$17.35	Best Buy, buybuy BABY, Dick's Sporting Goods, Home Depot (U), HomeGoods, Michaels, PetSmart, Raymour & Flanigan, Target (U), Walmart (U), Wegmans
120	The Hub	New York-Newark-Jersey City, NY-NJ-PA	Hempstead	NY	5%	BREDDR IV	249	249	$12.03	Home Depot, Super Stop & Shop
121	Belgate Shopping Center	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		269	891	$14.34	Burlington, Cost Plus World Market, Furniture Row (U), Hobby Lobby, IKEA (U), Marshalls, Old Navy, PetSmart, T.J. Maxx, Walmart (U)
122	Carolina Pavilion	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		708	853	$14.06	AMC Theatres, Autozone, Bed Bath & Beyond, Big Lots, buybuy BABY, Conn's, Frontgate Outlet Store, Jo-Ann, Nordstrom Rack, Old Navy, Ross Dress for Less, Sears Outlet, Target (U), Value City Furniture
123	Cotswold Village	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		262	262	$22.70	Harris Teeter, Marshalls, PetSmart
124	The Shops at the Fresh Market	Charlotte-Concord-Gastonia, NC-SC	Cornelius	NC	100%		131	131	$12.21	Stein Mart, The Fresh Market
125	Birkdale Village	Charlotte-Concord-Gastonia, NC-SC	Huntersville	NC	15%	TIAA	300	388	$28.80	Barnes & Noble, Dick's Sporting Goods, Regal Cinemas (U)
126	Winslow Bay Commons	Charlotte-Concord-Gastonia, NC-SC	Mooresville	NC	15%	TIAA	268	442	$14.85	Dick's Sporting Goods, HomeGoods, Michaels, Ross Dress for Less, T.J. Maxx, Target (U)
127	Fayetteville Pavilion	Fayetteville, NC	Fayetteville	NC	20%	DDRM	274	274	$12.72	Christmas Tree Shops, Food Lion, Marshalls, Michaels, PetSmart
128	Shoppes at Oliver's Crossing	Greensboro-High Point, NC	Winston Salem	NC	20%	DDRM	77	77	$13.59	Lowes Foods
129	Meadowmont Village	Raleigh, NC	Chapel Hill	NC	20%	DDRM	132	132	$20.97	Harris Teeter
130	Clayton Corners	Raleigh, NC	Clayton	NC	20%	DDRM	126	126	$12.29	Lowes Foods
131	Sexton Commons	Raleigh, NC	Fuquay Varina	NC	20%	DDRM	49	49	$17.69	Harris Teeter
132	Alexander Place	Raleigh, NC	Raleigh	NC	15%	TIAA	198	408	$16.87	Kohl's, Walmart (U)
133	Poyner Place	Raleigh, NC	Raleigh	NC	100%		254	434	$16.82	Cost Plus World Market, Marshalls, Old Navy, Ross Dress for Less, Target (U)
134	University Centre	Wilmington, NC	Wilmington	NC	100%		418	525	$11.01	Bed Bath & Beyond, Lowe's, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Sam's Club (U)
135	Kenwood Square	Cincinnati, OH-KY-IN	Cincinnati	OH	100%		427	461	$18.35	Dick's Sporting Goods, Macy's Furniture Gallery, Marshalls/HomeGoods, Michaels, T.J. Maxx, The Fresh Market
136	Western Hills Square	Cincinnati, OH-KY-IN	Cincinnati	OH	5%	BREDDR III	34	258	$12.67	Kroger (U), PetSmart, Walmart (U)
137	Waterstone Center	Cincinnati, OH-KY-IN	Mason	OH	100%		162	433	$15.98	Barnes & Noble, Best Buy, Costco (U), Michaels, Target (U)
138	Stow Community Center	Cleveland-Elyria, OH	Stow	OH	100%		401	503	$11.15	Bed Bath & Beyond, Giant Eagle, Hobby Lobby, Kohl's, OfficeMax, Target (U)
139	West Bay Plaza	Cleveland-Elyria, OH	Westlake	OH	100%		158	158	$18.27	Marc's
140	Easton Market	Columbus, OH	Columbus	OH	100%		502	552	$15.17	Bed Bath & Beyond, buybuy BABY, DSW, HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Sierra Trading Post, Staples, T.J. Maxx, Value City Furniture
141	Hilliard Rome Commons	Columbus, OH	Columbus	OH	20%	DDRM	102	102	$18.64	—

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
142	Lennox Town Center	Columbus, OH	Columbus	OH	50%	OTHER	374	374	$12.70	AMC Theatres, Barnes & Noble, Marshalls, Staples, Target
143	Polaris Towne Center	Columbus, OH	Columbus	OH	100%		458	730	$16.55	Best Buy, Big Lots, Jo-Ann, Kroger, Lowe's (U), OfficeMax, T.J. Maxx, Target (U)
144	Sun Center	Columbus, OH	Columbus	OH	79%	OTHER	316	418	$15.44	Ashley Furniture HomeStore, Michaels, Staples, Stein Mart, Whole Foods
145	Perimeter Center	Columbus, OH	Dublin	OH	100%		136	136	$16.48	Giant Eagle
146	Derby Square	Columbus, OH	Grove City	OH	20%	DDRM	125	134	$11.19	Giant Eagle
147	Powell Center	Columbus, OH	Lewis Center	OH	5%	BREDDR III	202	233	$13.38	Giant Eagle, HomeGoods, Marshalls, Michaels
148	North Towne Commons	Toledo, OH	Toledo	OH	100%		80	295		—
149	Springfield Commons	Toledo, OH	Toledo	OH	20%	DDRM	272	272	$10.91	Bed Bath & Beyond, Kohl's, Old Navy, Planet Fitness
150	Tanasbourne Town Center	Portland-Vancouver-Hillsboro, OR-WA	Portland	OR	100%		309	570	$20.15	Barnes & Noble, Bed Bath & Beyond, Best Buy (U), Marshalls, Michaels, Nordstrom Rack (U), Office Depot, Ross Dress for Less, Sierra Trading Post, Target (U)
151	Southmont Plaza	Allentown-Bethlehem-Easton, PA-NJ	Easton	PA	5%	BREDDR IV	251	386	$15.60	Barnes & Noble, Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, Lowe's (U), Michaels, Staples
152	Ashbridge Square	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Downingtown	PA	5%	BREDDR IV	386	386	$11.09	Best Buy, Christmas Tree Shops, Home Depot, Jo-Ann, Staples
153	Overlook at King of Prussia	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	King Of Prussia	PA	15%	TIAA	193	193	$28.96	Best Buy, Off 5th, United Artists Theatre
154	Warwick Center	Providence-Warwick, RI-MA	Warwick	RI	15%	TIAA	153	153	$18.35	Barnes & Noble, DSW
155	Ashley Crossing	Charleston-North Charleston, SC	Charleston	SC	100%		208	217	$10.27	Food Lion, Jo-Ann, Kohl's, Marshalls
156	Wando Crossing	Charleston-North Charleston, SC	Mount Pleasant	SC	100%		205	326	$13.68	Marshalls, Michaels, Office Depot, T.J. Maxx, Walmart (U)
157	Columbiana Station	Columbia, SC	Columbia	SC	15%	TIAA	375	436	$17.50	buybuy BABY, Columbia Grand Theatre (U), Dick's Sporting Goods, Michaels, PetSmart
158	Midtowne Park	Greenville-Anderson-Mauldin, SC	Anderson	SC	5%	BREDDR III	167	174	$11.64	Dick's Sporting Goods, Kohl's, Staples
159	The Point	Greenville-Anderson-Mauldin, SC	Greenville	SC	20%	SAU	104	104	$17.58	REI, Whole Foods
160	The Plaza at Carolina Forest	Myrtle Beach-Conway-North Myrtle Beach, SC-NC	Myrtle Beach	SC	20%	SAU	138	141	$13.49	Kroger
161	Pavilion of Turkey Creek	Knoxville, TN	Knoxville	TN	15%	TIAA	277	658	$15.01	DSW, Hobby Lobby, OfficeMax, Old Navy, Ross Dress for Less, Target (U), Walmart (U)
162	Town & Country Commons	Knoxville, TN	Knoxville	TN	15%	TIAA	655	655	$10.91	Bargain Hunt, Best Buy, Conn's, Dick's Sporting Goods, Jo-Ann, Knoxville 16, Lowe's, Staples, Tuesday Morning
163	American Way	Memphis, TN-MS-AR	Memphis	TN	20%	SAU	110	110	$7.81	—
164	Crossroads Square	Morristown, TN	Morristown	TN	20%	SAU	70	95	$6.60	Bargain Hunt, OfficeMax (U)
165	Cool Springs Pointe	Nashville-Davidson-Murfreesboro-Franklin, TN	Brentwood	TN	100%		198	198	$15.68	Best Buy, Ross Dress for Less, Royal Furniture
166	Bellevue Place	Nashville-Davidson-Murfreesboro-Franklin, TN	Nashville	TN	15%	TIAA	77	192	$13.17	Bed Bath & Beyond, Home Depot (U), Planet Fitness
167	McAlister Square	Dallas-Fort Worth-Arlington, TX	Burleson	TX	5%	BREDDR III	169	169	$11.82	Academy Sports, Party City
168	Eastchase Market	Dallas-Fort Worth-Arlington, TX	Fort Worth	TX	5%	BREDDR III	262	420	$11.67	Aldi (U), AMC Theatres, Burke's Outlet, Marshalls, Ross Dress for Less, Spec's Wine, Spirits, & Finer Foods, Target (U)
169	The Marketplace at Highland Village	Dallas-Fort Worth-Arlington, TX	Highland Village	TX	100%		207	451	$17.62	DSW, LA Fitness, Petco, T.J. Maxx/HomeGoods, Walmart (U)
170	Bandera Pointe	San Antonio-New Braunfels, TX	San Antonio	TX	100%		500	851	$13.05	Barnes & Noble, Gold's Gym, Jo-Ann, Kohl's (U), Lowe's, Old Navy, PetSmart, Ross Dress for Less, Spec's Wine, Spirits & Finer Foods, T.J. Maxx, Target (U), Urban Air Trampoline & Adventure Park
171	Terrell Plaza	San Antonio-New Braunfels, TX	San Antonio	TX	100%		108	243	$20.16	Ross Dress for Less, Target (U)
172	Village at Stone Oak	San Antonio-New Braunfels, TX	San Antonio	TX	100%		448	623	$21.71	Alamo Drafthouse Cinema, Hobby Lobby, HomeGoods, Target (U)
173	Creeks at Virginia Centre	Richmond, VA	Glen Allen	VA	15%	TIAA	266	266	$15.66	Barnes & Noble, Bed Bath & Beyond, Dick's Sporting Goods, Michaels, Ross Dress for Less
174	Commonwealth Center	Richmond, VA	Midlothian	VA	100%		166	166	$16.77	Michaels, Stein Mart, The Fresh Market
175	Downtown Short Pump	Richmond, VA	Richmond	VA	100%		126	252	$22.60	American Family Fitness (U), Barnes & Noble, Regal Cinemas, Skate Nation (U)
176	White Oak Village	Richmond, VA	Richmond	VA	5%	BREDDR III	432	956	$15.82	JCPenney, K&G Fashion Superstore, Lowe's (U), Michaels, PetSmart, Publix, Target (U)
177	Kroger Plaza	Virginia Beach-Norfolk-Newport News, VA-NC	Virginia Beach	VA	20%	SAU	68	86	$3.89	Kroger

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
178	Fairfax Towne Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Fairfax	VA	100%		253	253	$19.99	Bed Bath & Beyond, Jo-Ann, Regal Cinemas, Safeway, T.J. Maxx
179	Springfield Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Springfield	VA	100%		177	177	$22.48	Barnes & Noble, Bed Bath & Beyond, DSW, Michaels, The Tile Shop
180	Apple Blossom Corners	Winchester, VA-WV	Winchester	VA	20%	DDRM	243	243	$11.48	Books-A-Million, HomeGoods, Kohl's, Martin's
181	Winchester Station	Winchester, VA-WV	Winchester	VA	5%	BREDDR III	175	409	$15.57	Bed Bath & Beyond, Michaels, Ross Dress for Less, Walmart (U)
182	Orchards Market Center	Portland-Vancouver-Hillsboro, OR-WA	Vancouver	WA	100%		178	209	$16.55	Big 5 Sporting Goods (U), Jo-Ann, LA Fitness, Office Depot, Sportsman's Warehouse
			Total				45,241	61,819
Note: (U) indicates unowned. Anchors include tenants greater than 20K SF.				BREDDR III - BRE DDR Retail Holdings III
				BREDDR IV - BRE DDR Retail Holdings IV
				DDRM - DDRM Properties
				SAU - DDR-SAU Retail Fund
				TIAA - DDRTC Core Retail Fund

SITE Centers Corp.

Notable Accounting and Supplemental Policies

The information contained in the Quarterly Financial Supplement does not purport to disclose all items required by the accounting principles generally accepted in the United States of America (“GAAP”) and is unaudited information.  The Company’s Quarterly Financial Supplement should be read in conjunction with the Company’s Form 10-K and Form 10-Q.

Revenues

•	Percentage and overage rents are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.
•	Tenant reimbursements are recognized in the period in which the expenses are incurred.
•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

General and Administrative Expenses

•	General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.
•	The Company does not capitalize any executive officer compensation.
•

General and administrative expenses include executive property management compensation and related expenses.  Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•

Costs incurred in obtaining term financing are included as a reduction of the related debt liability and costs incurred related to the revolving credit facilities are included in other assets on the consolidated balance sheets.  All costs are amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated income statements.

Real Estate

•

Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property's estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes shopping center developments and significant expansions and redevelopments.
•	Acquisitions of a partner’s interest in an unconsolidated joint venture in which a change of control has occurred are recorded at fair value.
•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings20 to 40 years

Building Improvements5 to 20 years

Furniture/Fixtures/ Shorter of economic life or lease terms

Tenant Improvements

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.
•

The Company capitalizes interest on funds used for the construction or expansion of shopping centers and certain construction administration costs.  Capitalization of interest and administration costs ceases when construction activities are completed and the property is available for occupancy by tenants or when activities are suspended.

•

Interest expense and real estate taxes incurred during construction are capitalized and depreciated over the building life.  The Company does not capitalize interest on land held for development which is on hold and is not undergoing any development activities.

SITE Centers Corp.

Notable Accounting and Supplemental Policies

Gains on Sales of Real Estate

•	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.
•	Effective in 2015, the operating activity and the gains or losses on the sales of operating shopping centers are generally no longer reflected as discontinued operations.

Leasing Spreads

•

Leasing spreads are calculated by comparing the prior tenant's annual base rent in the final year of the old lease to the new tenant's annual base rent in the first year of the new lease.  The reported calculation, "Comparable", only includes deals executed within one year of the date that the prior tenant vacated.  "Non-comp" deals consist of deals not executed within one year of the date the prior tenant vacated, deals which resulted in a significant difference in size or deals for space which was vacant at acquisition.

Net Effective Rents

•

Net effective rents are calculated as a weighted average per rentable square foot over the lease term with full consideration for all costs associated with leasing the space rather than pro rata costs.  Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord's property value and typically extend the life of the asset in excess of the lease term.

SITE Centers Corp.

Non-GAAP Measures

Performance Measures

FFO and Operating FFO

The Company believes that Funds from Operations (“FFO”) and Operating FFO, both non-GAAP financial measures, provide additional and useful means to assess the financial performance of REITs.  FFO and Operating FFO are frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO excludes GAAP historical cost depreciation and amortization of real estate and real estate investments, which assume that the value of real estate assets diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions, and many companies use different depreciable lives and methods.  Because FFO excludes depreciation and amortization unique to real estate and gains and losses from depreciable property dispositions, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, interest costs and acquisition, disposition and development activities.  This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property and related investments, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments and (iv) certain non-cash items.  These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis.  The Company’s calculation of FFO is consistent with the definition of FFO provided by the National Association of Real Estate Investment Trusts (“NAREIT”).

The Company believes that certain charges, income and gains recorded in its operating results are not comparable or reflective of its core operating performance.  Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio.  As a result, the Company also computes Operating FFO and discusses it with the users of its financial statements, in addition to other measures such as net income (loss) determined in accordance with GAAP and FFO.  Operating FFO is generally defined and calculated by the Company as FFO excluding certain charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio.  Such adjustments include gains on the sale of and/or change in control of interests, gains/losses on the sale of non-depreciable real estate, impairments of non-depreciable real estate, investment reserves, gains/losses on the early extinguishment of debt, hurricane-related activity, certain transaction fee income, transaction costs and other restructuring type costs.  The disclosure of these adjustments is regularly requested by users of the Company’s financial statements.  The adjustment for these charges, income and gains may not be comparable to how other REITs or real estate companies calculate their results of operations, and the Company’s calculation of Operating FFO differs from NAREIT’s definition of FFO.  Additionally, the Company provides no assurances that these charges, income and gains are non-recurring.  These charges, income and gains could be reasonably expected to recur in future results of operations.

These measures of performance are used by the Company for several business purposes and by other REITs.  The Company uses FFO and/or Operating FFO in part (i) as a disclosure to improve the understanding of the Company’s operating results among the investing public, (ii) as a measure of a real estate asset’s performance, (iii) to influence acquisition, disposition and capital investment strategies and (iv) to compare the Company’s performance to that of other publicly traded shopping center REITs.  For the reasons described above, management believes that FFO and Operating FFO provide the Company and investors with an important indicator of the Company’s operating performance.  They provide recognized measures of performance other than GAAP net income, which may include non-cash items (often significant).  Other real estate companies may calculate FFO and Operating FFO in a different manner.

In calculating the expected range for or amount of net (loss) income attributable to common shareholders to estimate projected FFO and Operating FFO for future periods, the Company does not include a projection of gain and losses from the disposition of real estate property, potential impairments and reserves of real estate property and related investments, hurricane-related activity, certain transaction costs or certain fee income.  Other real estate companies may calculate expected FFO and Operating FFO in a different manner.

SITE Centers Corp.

Non-GAAP Measures

Management recognizes the limitations of FFO and Operating FFO when compared to GAAP’s net income.  FFO and Operating FFO do not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use FFO or Operating FFO as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with GAAP, and neither is necessarily indicative of cash available to fund cash needs.  Neither FFO nor

Operating FFO should be considered an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  FFO and Operating FFO are simply used as additional indicators of the Company’s operating performance.  The Company believes that to further understand its performance, FFO and Operating FFO should be compared with the Company’s reported net income (loss) and considered in addition to cash flows determined in accordance with GAAP, as presented in its condensed consolidated financial statements.  Reconciliations of these measures to their most directly comparable GAAP measure of net income (loss) have been provided herein.

Net Operating Income (“NOI”) and Same Store Net Operating Income (“SSNOI”)

The Company uses NOI, which is a non-GAAP financial measure, as a supplemental performance measure.  NOI is calculated as property revenues less property-related expenses.  The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company also presents NOI information on a same store basis, or SSNOI.  The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments.  SSNOI also excludes activity associated with development and major redevelopment and includes assets owned in comparable periods (15 months for quarter comparisons).  In addition, SSNOI excludes all non-property and corporate level revenue and expenses.  Other real estate companies may calculate NOI and SSNOI in a different manner.  The Company believes SSNOI provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.  SSNOI is frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.

The Company believes that SSNOI is not, and is not intended to be, a presentation in accordance with GAAP.  SSNOI information has its limitations as it excludes any capital expenditures associated with the re-leasing of tenant space or as needed to operate the assets.  SSNOI does not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use SSNOI as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  SSNOI does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs.  SSNOI should not be considered as an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  A reconciliation of SSNOI to its most directly comparable GAAP measure of net income (loss) has been provided in the Press Release and this section.  Reconciliations of 2018 and 2019 SSNOI projected growth targets to the most directly comparable GAAP financial measure are not provided because the Company is unable to provide such reconciliations without reasonable effort.

SITE Centers Corp.

Non-GAAP Measures

Other Measures

SITE Pro Rata Share Financial Information

The Company believes that the SITE pro rata share of its joint ventures presented in the quarterly supplement is not, and is not intended to be, a presentation in accordance with GAAP.  SITE share financial information is frequently used by the real estate industry including securities analysts, investors and other interested parties to evaluate the performance of SITE compared to other REITs.  Other real estate companies may calculate such information in a different manner.

SITE does not control the unconsolidated joint ventures and the presentations of SITE JV Pro Rata Adjustments of the unconsolidated joint ventures presented in the quarterly supplement do not represent the Company’s legal claim to such items.  The Company provides this information because the Company believes it assists investors and analysts in estimating the effective interest in SITE’s unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.  The presentation of this information has limitations as an analytical tool.  Because of the limitations, this information should not be considered in isolation or as a substitute for the Company’s financial statements as reported under GAAP.

Debt/Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)

The Company uses the ratio Debt to Adjusted EBITDA (“Debt/Adjusted EBITDA”) as it believes it provides a meaningful metric as it relates to the Company’s ability to meet various leverage tests for the corresponding periods.

The Components of Debt/Adjusted EBITDA include net effective debt divided by adjusted EBITDA (annualized), as opposed to net income determined in accordance with GAAP.  Adjusted EBITDA is calculated as net income attributable to SITE before interest, income taxes, depreciation and amortization and further adjusted to eliminate the impact of certain items that the Company does not consider indicative of its ongoing performance.  Net effective debt is calculated as the Company’s consolidated debt outstanding excluding unamortized loan costs and fair market value adjustments, less cash and restricted cash as of the balance sheet date presented.  Such amounts are calculated at the Company’s proportionate share of ownership.

Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of the Company’s financial performance, or an alternative to cash flow from operating activities as a measure of liquidity.  The Company’s calculation of Adjusted EBITDA may differ from the methodology utilized by other companies.  Investors are cautioned that items excluded from Adjusted EBITDA are significant components in understanding and assessing the Company’s financial condition.  A reconciliation of Adjusted EBITDA and net effective debt used in the Debt/Adjusted EBITDA ratio to their most directly comparable GAAP measures of net income (loss) and debt has been provided in the Debt Summary section.

SITE Centers Corp.

Reconciliation of Net Income (Loss) Attributable to SITE to Same Store NOI (1)

$ in thousands
			At SITE Share (Non-GAAP)
	9M18	9M17	9M18	9M17
GAAP Reconciliation:
Net loss attributable to SITE	($66,413)	($23,647)	($66,413)	($23,647)
Fee income	(30,424)	(25,517)	(30,424)	(25,517)
Interest income	(15,412)	(22,365)	(15,412)	(22,365)
Interest expense	115,915	147,031	115,915	147,031
Depreciation and amortization	196,515	266,370	196,515	266,370
General and administrative	45,353	60,499	45,353	60,499
Other expense, net	99,316	65,298	99,316	65,298
Impairment charges	68,394	60,353	68,394	60,353
Hurricane property loss	817	6,089	817	6,089
Equity in net (income) loss of joint ventures	(9,687)	(2,429)	(9,687)	(2,429)
Reserve of preferred equity interests	4,537	60,623	4,537	60,623
Valuation allowance of prepaid tax asset	0	8,777	0	8,777
Tax expense	611	1,186	611	1,186
Gain on disposition of real estate	(39,643)	(127,017)	(39,643)	(127,017)
Income from non-controlling interests	1,191	728	1,191	728
Consolidated NOI	371,070	475,979	371,070	475,979
SITE's consolidated JV	0	0	(1,186)	(1,186)
Consolidated NOI, net of non-controlling interests	371,070	475,979	369,884	474,793

Net (loss) income from unconsolidated joint ventures	(14,831)	(49,999)	4,246	(2,667)
Interest expense	72,315	83,410	11,244	13,164
Depreciation and amortization	111,308	137,976	14,904	16,813
Impairment charges	104,790	82,667	14,028	8,084
Preferred share expense	19,074	24,674	954	1,234
Other expense, net	19,497	22,204	3,295	3,576
(Gain) loss on disposition of real estate, net	(82,924)	(30,764)	(12,638)	(1,524)
Unconsolidated NOI	229,229	270,168	36,033	38,680

Total Consolidated + Unconsolidated NOI	600,299	746,147	405,917	513,473
Less: Non-Same Store NOI adjustments	(160,667)	(311,016)	(135,334)	(247,845)
Total SSNOI	$439,632	$435,131	$270,583	$265,628

SSNOI % Change	1.0%		1.9%

(1) Excludes major redevelopment activity; see Investments section for additional detail. See calculation definition in the Non-GAAP Measures section.

SITE Centers Corp.

Portfolio Summary at 100%

GLA in thousands
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Shopping Center Summary
Operating Centers – 100%	182	193	208	223	236
Wholly Owned - SITE	78	78	82	86	93
JV Portfolio	104	115	126	137	143

Owned and Ground Lease GLA – 100%	45,241	46,677	48,782	50,935	54,642
Wholly Owned - SITE	22,867	22,884	23,535	24,476	26,279
JV Portfolio – 100%	22,374	23,793	25,247	26,459	28,363
Unowned GLA – 100%	16,578	17,973	19,847	20,994	22,351

Quarterly Operational Overview
SITE (100%)
Base Rent PSF	$16.23	$16.14	$15.97	$15.88	$15.75
Base Rent PSF < 10K	$25.54	$25.46	$25.08	$24.85	$24.82
Base Rent PSF > 10K	$13.56	$13.49	$13.37	$13.25	$13.11
Leased Rate	92.8%	93.1%	93.3%	93.3%	93.3%
Commenced Rate	90.9%	91.2%	91.2%	91.5%	91.8%
Leased Rate < 10K SF	88.2%	87.8%	87.7%	88.2%	87.5%
Leased Rate > 10K SF	94.2%	94.8%	95.0%	95.0%	95.1%

Joint Venture (100%)
Base Rent PSF	$14.63	$14.63	$14.54	$14.50	$14.42
Leased Rate	93.0%	93.1%	92.9%	93.1%	93.2%
Leased Rate < 10K SF	85.8%	85.0%	85.4%	86.4%	86.6%
Leased Rate > 10K SF	95.4%	95.8%	95.6%	95.5%	95.4%

SITE Centers Corp.

Leasing Summary

Wholly Owned at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
3Q18	12	34,286	$29.33	$24.01	22.2%	8.0	29	240,807	$25.55	14.0
2Q18	12	83,572	$17.84	$14.02	27.2%	6.4	31	286,555	$18.52	9.3
1Q18	10	41,463	$25.10	$19.44	29.1%	8.1	19	140,538	$19.32	9.0
4Q17	13	125,742	$23.75	$18.69	27.1%	9.8	28	197,191	$21.96	9.7
	47	285,063	$22.89	$18.07	26.7%	8.5	107	865,091	$21.39	10.9

Renewals
3Q18	77	937,997	$17.31	$15.92	8.7%	6.1	77	937,997	$17.31	6.1
2Q18	64	739,093	$15.72	$14.84	5.9%	5.2	64	739,093	$15.72	5.2
1Q18	42	383,686	$16.02	$15.02	6.7%	5.2	42	383,686	$16.02	5.2
4Q17	58	449,422	$18.89	$17.73	6.5%	5.0	58	449,422	$18.89	5.0
	241	2,510,198	$16.93	$15.79	7.2%	5.5	241	2,510,198	$16.93	5.5

New + Renewals
3Q18	89	972,283	$17.74	$16.21	9.4%	6.3	106	1,178,804	$19.00	8.3
2Q18	76	822,665	$15.94	$14.76	8.0%	5.3	95	1,025,648	$16.50	6.5
1Q18	52	425,149	$16.90	$15.45	9.4%	5.6	61	524,224	$16.90	6.3
4Q17	71	575,164	$19.95	$17.94	11.2%	6.2	86	646,613	$19.83	6.6
	288	2,795,261	$17.54	$16.02	9.5%	5.9	348	3,375,289	$18.07	7.1

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases
3Q18	111,786	$22.24	$4.08	$2.04	$0.53	$6.65	$15.59	8.5
2Q18	246,658	$19.32	$1.13	$7.48	$0.49	$9.10	$10.22	8.7
1Q18	133,496	$20.45	$1.27	$3.15	$0.56	$4.98	$15.47	8.9
4Q17	180,226	$22.88	$1.81	$1.69	$0.48	$3.98	$18.90	9.6
	672,166	$20.98	$1.81	$4.09	$0.50	$6.40	$14.58	9.0

Renewals
3Q18	937,997	$17.67	$0.80	$0.00	$0.00	$0.80	$16.87	6.1
2Q18	739,093	$15.92	$0.08	$0.00	$0.00	$0.08	$15.84	5.2
1Q18	383,686	$16.17	$0.01	$0.00	$0.00	$0.01	$16.16	5.2
4Q17	449,422	$19.02	$0.02	$0.01	$0.00	$0.03	$18.99	5.0
	2,510,198	$17.16	$0.36	$0.00	$0.00	$0.36	$16.80	5.5

New + Renewals
3Q18	1,049,783	$18.15	$1.26	$0.29	$0.07	$1.62	$16.53	6.4
2Q18	985,751	$16.77	$0.45	$2.63	$0.17	$3.25	$13.52	6.2
1Q18	517,182	$17.27	$0.47	$1.15	$0.20	$1.82	$15.45	6.3
4Q17	629,648	$20.12	$0.79	$0.73	$0.20	$1.72	$18.40	6.4
	3,182,364	$17.97	$0.79	$1.23	$0.15	$2.17	$15.80	6.3

SITE Centers Corp.

Leasing Summary

Unconsolidated Joint Ventures at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
3Q18	16	54,851	$20.77	$19.75	5.2%	6.7	34	150,371	$17.00	7.7
2Q18	14	141,437	$14.14	$11.91	18.7%	7.7	27	210,250	$14.89	8.2
1Q18	23	85,221	$19.51	$19.47	0.2%	6.7	38	171,067	$17.48	7.5
4Q17	21	180,679	$13.20	$13.47	(2.0%)	8.4	49	314,496	$15.30	9.4
	74	462,188	$15.55	$14.85	4.7%	7.6	148	846,184	$15.94	8.4

Renewals
3Q18	87	935,780	$14.44	$14.11	2.3%	5.4	87	935,780	$14.44	5.4
2Q18	91	676,137	$14.79	$14.70	0.6%	5.0	91	676,137	$14.79	5.0
1Q18	85	656,262	$15.67	$14.93	5.0%	5.4	85	656,262	$15.67	5.4
4Q17	92	720,953	$13.26	$13.08	1.4%	4.6	92	720,953	$13.26	4.6
	355	2,989,132	$14.50	$14.17	2.3%	5.1	355	2,989,132	$14.50	5.1

New + Renewals
3Q18	103	990,631	$14.79	$14.42	2.6%	5.5	121	1,086,151	$14.80	5.7
2Q18	105	817,574	$14.68	$14.21	3.3%	5.4	118	886,387	$14.81	5.7
1Q18	108	741,483	$16.11	$15.45	4.3%	5.6	123	827,329	$16.04	5.9
4Q17	113	901,632	$13.25	$13.16	0.7%	5.3	141	1,035,449	$13.88	6.2
	429	3,451,320	$14.64	$14.26	2.7%	5.5	503	3,835,316	$14.82	5.9

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases
3Q18	150,371	$18.28	$2.55	$3.24	$0.56	$6.35	$11.93	7.7
2Q18	210,250	$15.71	$2.02	$3.58	$0.31	$5.91	$9.80	8.2
1Q18	171,067	$18.24	$2.95	$3.19	$0.82	$6.96	$11.28	7.5
4Q17	312,496	$15.97	$1.82	$1.46	$0.23	$3.51	$12.46	9.4
	844,184	$16.78	$2.19	$2.57	$0.41	$5.17	$11.61	8.3

Renewals
3Q18	935,780	$14.57	$0.41	$0.02	$0.01	$0.44	$14.13	5.4
2Q18	676,137	$15.10	$0.08	$0.01	$0.00	$0.09	$15.01	5.0
1Q18	656,262	$15.86	$0.18	$0.01	$0.00	$0.19	$15.67	5.4
4Q17	720,953	$13.45	$0.05	$0.01	$0.00	$0.06	$13.39	4.6
	2,989,132	$14.70	$0.20	$0.01	$0.01	$0.22	$14.48	5.1

New + Renewals
3Q18	1,086,151	$15.08	$0.80	$0.62	$0.12	$1.54	$13.54	5.7
2Q18	886,387	$15.24	$0.73	$1.21	$0.10	$2.04	$13.20	5.7
1Q18	827,329	$16.35	$0.91	$0.85	$0.22	$1.98	$14.37	5.9
4Q17	1,033,449	$14.21	$0.85	$0.66	$0.11	$1.62	$12.59	6.1
	3,833,316	$15.16	$0.82	$0.81	$0.13	$1.76	$13.40	5.9

SITE Centers Corp.

Lease Expirations

Wholly Owned at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	$0	$0.00	0.0%	21	71	$1,468	$20.68	1.3%	21	71	$1,468	$20.68	0.4%
2018	4	113	1,258	$11.13	0.6%	34	102	2,866	$28.10	2.6%	38	215	4,124	$19.18	1.2%
2019	40	1,311	15,618	$11.91	7.0%	170	456	12,589	$27.61	11.5%	210	1,767	28,207	$15.96	8.5%
2020	50	1,492	23,267	$15.59	10.5%	183	526	13,855	$26.34	12.6%	233	2,018	37,122	$18.40	11.2%
2021	71	1,894	26,998	$14.25	12.2%	181	536	14,055	$26.22	12.8%	252	2,430	41,053	$16.89	12.4%
2022	76	2,366	35,136	$14.85	15.8%	195	581	16,551	$28.49	15.1%	271	2,947	51,687	$17.54	15.6%
2023	88	2,611	37,286	$14.28	16.8%	190	611	16,909	$27.67	15.4%	278	3,222	54,195	$16.82	16.4%
2024	55	1,642	22,732	$13.84	10.3%	87	326	8,493	$26.05	7.7%	142	1,968	31,225	$15.87	9.4%
2025	32	798	13,647	$17.10	6.2%	54	173	5,087	$29.40	4.6%	86	971	18,734	$19.29	5.7%
2026	25	595	9,263	$15.57	4.2%	63	245	7,430	$30.33	6.8%	88	840	16,693	$19.87	5.0%
2027	23	635	12,187	$19.19	5.5%	48	169	4,972	$29.42	4.5%	71	804	17,159	$21.34	5.2%
Thereafter	35	1,381	24,375	$17.65	11.0%	49	186	5,337	$28.69	4.9%	84	1,567	29,712	$18.96	9.0%
Total	499	14,838	$221,767	$14.95	100.0%	1,275	3,982	$109,612	$27.53	100.0%	1,774	18,820	$331,379	$17.61	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	$0	$0.00	0.0%	18	57	$1,203	$21.11	1.1%	18	57	$1,203	$21.11	0.4%
2018	1	20	168	$8.40	0.1%	22	63	1,806	$28.67	1.6%	23	83	1,974	$23.78	0.6%
2019	9	172	2,408	$14.00	1.1%	105	270	7,489	$27.74	6.8%	114	442	9,897	$22.39	3.0%
2020	9	258	3,470	$13.45	1.6%	101	274	7,467	$27.25	6.8%	110	532	10,937	$20.56	3.3%
2021	9	167	3,436	$20.57	1.5%	102	262	7,012	$26.76	6.4%	111	429	10,448	$24.35	3.2%
2022	11	233	4,346	$18.65	2.0%	94	245	6,950	$28.37	6.3%	105	478	11,296	$23.63	3.4%
2023	7	119	2,811	$23.62	1.3%	105	304	8,312	$27.34	7.6%	112	423	11,123	$26.30	3.4%
2024	10	206	3,059	$14.85	1.4%	81	214	6,467	$30.22	5.9%	91	420	9,526	$22.68	2.9%
2025	8	170	2,531	$14.89	1.1%	74	195	5,618	$28.81	5.1%	82	365	8,149	$22.33	2.5%
2026	11	206	4,321	$20.98	1.9%	69	212	6,187	$29.18	5.6%	80	418	10,508	$25.14	3.2%
2027	16	354	5,858	$16.55	2.6%	74	209	6,573	$31.45	6.0%	90	563	12,431	$22.08	3.8%
Thereafter	408	12,933	189,359	$14.64	85.4%	430	1,677	44,528	$26.55	40.6%	838	14,610	233,887	$16.01	70.6%
Total	499	14,838	$221,767	$14.95	100.0%	1,275	3,982	$109,612	$27.53	100.0%	1,774	18,820	$331,379	$17.61	100.0%

Note: Excludes ground leases

SITE Centers Corp.

Lease Expirations

Unconsolidated Joint Ventures at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	1	82	$534	$6.51	0.3%	34	80	$1,892	$23.65	1.9%	35	162	$2,426	$14.98	0.9%
2018	2	75	589	$7.85	0.3%	43	118	2,688	$22.78	2.6%	45	193	3,277	$16.98	1.2%
2019	39	1,334	16,459	$12.34	9.7%	243	630	14,501	$23.02	14.2%	282	1,964	30,960	$15.76	11.4%
2020	59	1,769	18,710	$10.58	11.0%	242	597	13,492	$22.60	13.2%	301	2,366	32,202	$13.61	11.8%
2021	75	2,603	31,320	$12.03	18.5%	272	682	16,872	$24.74	16.5%	347	3,285	48,192	$14.67	17.7%
2022	78	2,495	27,604	$11.06	16.3%	242	709	16,200	$22.85	15.8%	320	3,204	43,804	$13.67	16.1%
2023	75	2,071	25,092	$12.12	14.8%	208	624	14,917	$23.91	14.6%	283	2,695	40,009	$14.85	14.7%
2024	55	1,571	17,395	$11.07	10.2%	89	307	6,947	$22.63	6.8%	144	1,878	24,342	$12.96	8.9%
2025	14	494	6,654	$13.47	3.9%	52	188	4,290	$22.82	4.2%	66	682	10,944	$16.05	4.0%
2026	20	429	4,737	$11.04	2.8%	32	108	2,656	$24.59	2.6%	52	537	7,393	$13.77	2.7%
2027	18	508	7,260	$14.29	4.3%	43	140	3,676	$26.26	3.6%	61	648	10,936	$16.88	4.0%
Thereafter	33	1,036	13,368	$12.90	7.9%	49	160	4,135	$25.84	4.0%	82	1,196	17,503	$14.63	6.4%
Total	469	14,467	$169,722	$11.73	100.0%	1,549	4,343	$102,266	$23.55	100.0%	2,018	18,810	$271,988	$14.46	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	$0	$0.00	0.0%	29	69	$1,720	$24.93	1.7%	29	69	$1,720	$24.93	0.6%
2018	0	0	0	$0.00	0.0%	30	83	1,681	$20.25	1.6%	30	83	1,681	$20.25	0.6%
2019	9	260	1,476	$5.68	0.9%	152	344	7,818	$22.73	7.6%	161	604	9,294	$15.39	3.4%
2020	10	173	2,179	$12.60	1.3%	137	274	6,477	$23.64	6.3%	147	447	8,656	$19.36	3.2%
2021	11	228	2,730	$11.97	1.6%	172	375	9,598	$25.59	9.4%	183	603	12,328	$20.44	4.5%
2022	13	364	4,793	$13.17	2.8%	135	348	7,995	$22.97	7.8%	148	712	12,788	$17.96	4.7%
2023	10	244	3,663	$15.01	2.2%	148	366	9,039	$24.70	8.8%	158	610	12,702	$20.82	4.7%
2024	8	152	2,000	$13.16	1.2%	103	295	6,869	$23.28	6.7%	111	447	8,869	$19.84	3.3%
2025	14	248	3,646	$14.70	2.1%	82	235	5,087	$21.65	5.0%	96	483	8,733	$18.08	3.2%
2026	12	243	3,425	$14.09	2.0%	72	177	4,065	$22.97	4.0%	84	420	7,490	$17.83	2.8%
2027	8	187	2,008	$10.74	1.2%	100	278	6,996	$25.17	6.8%	108	465	9,004	$19.36	3.3%
Thereafter	374	12,368	143,802	$11.63	84.7%	389	1,499	34,921	$23.30	34.1%	763	13,867	178,723	$12.89	65.7%
Total	469	14,467	$169,722	$11.73	100.0%	1,549	4,343	$102,266	$23.55	100.0%	2,018	18,810	$271,988	$14.46	100.0%

Note: Excludes ground leases

SITE CENTERS INVESTOR RELATIONS DEPARTMENT 3300 Enterprise Pkwy, Beachwood, OH 44122   O: 216-755-5500   F: 216-755-1500 sitecenters.com • NYSE: SITC